                                 3,000,000 SHARES 1/

                             GOLF TRUST OF AMERICA, INC.

                                    COMMON STOCK


                                UNDERWRITING AGREEMENT

                                                           _______________, 1997


BANCAMERICA ROBERTSON STEPHENS
A.G. EDWARDS & SONS, INC.
RAYMOND JAMES & ASSOCIATES, INC.
WHEAT FIRST SECURITIES, INC.
  As Representatives of the several Underwriters
c/o BancAmerica Robertson Stephens
555 California Street
Suite 2600
San Francisco, California  94104

Ladies/Gentlemen:

    Golf Trust of America, Inc., a Maryland corporation (the "Company") to be qualified for federal income tax purposes as a real estate investment trust ("REIT") pursuant to Section 856 through 860 of the Internal Revenue Code of 1986, as amended (the "Code"), and Golf Trust of America, L.P., a Delaware limited partnership of which a wholly-owned subsidiary of the Company acts as the general partner (the "Operating Partnership"), address you as the Representatives of each of the persons, firms and corporations listed in Schedule A hereto (herein collectively called the "Underwriters") and hereby confirm their agreement with the several Underwriters as follows:

A. DESCRIPTION OF SHARES. The Company proposes to issue and sell 3,000,000 shares of its authorized and unissued Common Stock, par value $0.01 per share (the "Firm Shares"), to the several Underwriters. The Company also proposes to grant to the Underwriters an option to purchase up to 450,000 additional shares of the Company's Common Stock, par value $0.01 per share (the "Option Shares"), as provided in Section 8 hereof. As used in this

-------------------------
1/ Plus an option to purchase up to 450,000 additional shares from the Company to cover over-allotments.

agreement (the "Agreement"), the term "Shares" shall include the Firm Shares and the Option Shares. All shares of Common Stock, par value $0.01 per share, of the Company to be outstanding after giving effect to the sales contemplated hereby, including the Shares, are hereinafter referred to as "Common Stock."

    For purposes of this Agreement and unless the context requires otherwise, each of the Operating Partnership, GTA GP, Inc., a Maryland corporation ("GTA GP"), and GTA LP, Inc., a Maryland corporation ("GTA LP"), is deemed a "Subsidiary" of the Company; and Golf Host Resorts, Inc., Westin Hotels & Resorts Company and Troon Golf shall collectively be referred to herein as "Golf Host." Capitalized terms not defined herein shall have the same meaning as set forth in the Prospectus.

  2. REPRESENTATIONS, WARRANTIES AND AGREEMENTS OF THE COMPANY GTA GP, GTA LP AND THE OPERATING PARTNERSHIP.

    Each of the Company, GTA GP, GTA LP and the Operating Partnership, jointly and severally, represents and warrants to and agrees with each Underwriter that:

    (a) A registration statement on Form S-11 (File No. 333-36847) with respect to the Shares, including a prospectus subject to completion, has been prepared by the Company in conformity with the requirements of the Securities Act of 1933, as amended (the "Act"), and the applicable rules and regulations (the "Rules and Regulations") of the Securities and Exchange Commission (the "Commission") under the Act and has been filed with the Commission; such amendments to such registration statement, such amended prospectuses subject to completion and such abbreviated registration statements pursuant to Rule 462(b) of the Rules and Regulations as may have been required prior to the date hereof have been similarly prepared and filed with the Commission; and the Company will file such additional amendments to such registration statement, such amended prospectuses subject to completion and such abbreviated registration statements as hereafter may be required. Copies of such registration statement and amendments, of each related prospectus subject to completion (the "Preliminary Prospectuses") and of any abbreviated registration statement pursuant to Rule 462(b) of the Rules and Regulations have been delivered to you.

    If the registration statement relating to the Shares has been declared effective under the Act by the Commission, the Company will prepare and promptly file with the Commission the information omitted from the registration statement pursuant to Rule 430A(a) or, if BancAmerica Robertson Stephens, on behalf of the several Underwriters, shall agree to the utilization of Rule 434 of the Rules and Regulations, the information required to be included in any term sheet filed pursuant to Rule 434(b) or (c), as applicable, of the Rules and Regulations pursuant to subparagraph (1), (4) or (7) of Rule 424(b) of the Rules and Regulations or as part of a post-effective amendment to the registration statement (including a final form of prospectus). If the registration statement relating to the Shares has not been declared effective under the Act by the Commission, the Company will prepare and promptly file an amendment to the registration statement, including a final form of prospectus, or, if

BancAmerica Robertson Stephens, on behalf of the several Underwriters, shall agree to the utilization of Rule 434 of the Rules and Regulations, the information required to be included in any term sheet filed pursuant to Rule 434(b) or (c), as applicable, of the Rules and Regulations. The term "Registration Statement" as used in this Agreement shall mean such registration statement, including financial statements, schedules and exhibits, in the form in which it became or becomes, as the case may be, effective (including, if the Company omitted information from the registration statement pursuant to Rule 430A(a) or files a term sheet pursuant to Rule 434 of the Rules and Regulations, the information deemed to be a part of the registration statement at the time it became effective pursuant to Rule 430A(b) or Rule 434(d) of the Rules and Regulations) and, in the event of any amendment thereto or the filing of any abbreviated registration statement pursuant to Rule 462(b) of the Rules and Regulations relating thereto after the effective date of such registration statement, shall also mean (from and after the effectiveness of such amendment or the filing of such abbreviated registration statement) such registration statement as so amended, together with any such abbreviated registration statement. The term "Prospectus" as used in this Agreement shall mean the prospectus relating to the Shares as included in such Registration Statement at the time it becomes effective (including, if the Company omitted information from the Registration Statement pursuant to Rule 430A(a) of the Rules and Regulations, the information deemed to be a part of the Registration Statement at the time it became effective pursuant to Rule 430A(b) of the Rules and Regulations); PROVIDED, HOWEVER, that if in reliance on Rule 434 of the Rules and Regulations and with the consent of BancAmerica Robertson Stephens, on behalf of the several Underwriters, the Company shall have provided to the Underwriters a term sheet pursuant to Rule 434(b) or (c), as applicable, prior to the time that a confirmation is sent or given for purposes of Section 2(10)(a) of the Act, the term "Prospectus" shall mean the "prospectus subject to completion" (as defined in Rule 434(g) of the Rules and Regulations) last provided to the Underwriters by the Company and circulated by the Underwriters to all prospective purchasers of the Shares (including the information deemed to be a part of the Registration Statement at the time it became effective pursuant to Rule 434(d) of the Rules and Regulations). Notwithstanding the foregoing, if any revised prospectus shall be provided to the Underwriters by the Company for use in connection with the offering of the Shares that differs from the prospectus referred to in the immediately preceding sentence (whether or not such revised prospectus is required to be filed with the Commission pursuant to Rule 424(b) of the Rules and Regulations), the term "Prospectus" shall refer to such revised prospectus from and after the time it is first provided to the Underwriters for such use. If in reliance on Rule 434 of the Rules and Regulations and with the consent of BancAmerica Robertson Stephens, on behalf of the several Underwriters, the Company shall have provided to the Underwriters a term sheet pursuant to Rule 434(b) or (c), as applicable, prior to the time that a confirmation is sent or given for purposes of Section 2(10)(a) of the Act, the Prospectus and the term sheet, together, will not be materially different from the prospectus in the Registration Statement.

    (b) The Commission has not issued any order preventing or suspending the use of any Preliminary Prospectus or instituted proceedings for that purpose, and each such Preliminary Prospectus has conformed in all material respects to the requirements of the Act and the

Rules and Regulations and, as of its date, has not included any untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and at the time the Registration Statement became or becomes, as the case may be, effective and at all times subsequent thereto up to and on the Closing Date (hereinafter defined) and on any later date on which Option Shares are to be purchased, (i) the Registration Statement and the Prospectus, and any amendments or supplements thereto, contained and will contain all material information required to be included therein by the Act and the Rules and Regulations and will in all material respects conform to the requirements of the Act and the Rules and Regulations, (ii) the Registration Statement, and any amendments or supplements thereto, did not and will not include any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and (iii) the Prospectus, and any amendments or supplements thereto, did not and will not include any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; PROVIDED, HOWEVER, that none of the representations and warranties contained in this subparagraph
(b) shall apply to information contained in or omitted from the Registration Statement or Prospectus, or any amendment or supplement thereto, in reliance upon, and in conformity with, written information relating to any Underwriter furnished to the Company by such Underwriter specifically for use in the preparation thereof.

    (c) The Company has filed in a timely manner all documents required to be filed with the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The documents heretofore filed by the Company under the Exchange Act, when they were filed (or, if any amendment with respect to any such document was filed, when such amendment was filed), conformed in all material respects with the requirements of the Exchange Act and the rules and regulations of the Commission thereunder; any further documents so filed will, when they are filed, conform in all material respects with the requirements of the Exchange Act and the rules and regulations of the Commission thereunder; no such document when it was filed (or, if an amendment with respect to any such document was filed, when such amendment was filed), contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and no such further amendment will contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

    (d) The Company and each Subsidiary is a corporation, limited partnership or limited liability company duly organized or formed, as the case may be, validly existing and in good standing under the laws of its jurisdiction of incorporation or formation; each such entity has full corporate, partnership or limited liability company power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus; each such entity is duly qualified to do business as a foreign corporation, limited partnership or limited liability company, as applicable, and is in good standing in each jurisdiction, if any, in which the ownership or leasing of its properties or the conduct of its business requires such qualification, except where the failure to be so qualified or be in good standing would not have a material adverse effect on the condition (financial or otherwise), earnings, operations, business or business prospects (a "Material Adverse Effect") of the Company and the Subsidiaries considered as one enterprise; no proceeding has been instituted in any such jurisdiction, revoking, limiting or curtailing, or seeking to revoke, limit or curtail, such power and authority or qualification of any such entity. Each of the Company, each Subsidiary and, to the best of the Company's knowledge, each of the Lessees and Golf Host is in possession of and operating in compliance with all authorizations, licenses, certificates, consents, orders and permits from state, federal and other regulatory authorities that are material to the conduct of its business, all of which are valid and in full force and effect; no such entity is in violation of its respective charter, bylaws or other organizational documents or in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any material bond, debenture, note or other evidence of indebtedness, or in any material lease, contract, indenture, mortgage, deed of trust, loan agreement, joint venture or other agreement or instrument to which such entity is a party or by which it or any of such entity's subsidiaries or their respective properties may be bound; and no such entity is in material violation of any law, order, rule, regulation, writ, injunction, judgment or decree of any court, government or governmental agency or body, domestic or foreign, having jurisdiction over such entity or over its respective properties of which it has knowledge. The Company does not own or control, directly or indirectly, any corporation, partnership, association or other entity other than the Subsidiaries.

    (e) Each of the Company, GTA GP, GTA LP and the Operating Partnership has full legal right, power and authority to enter into this Agreement and perform the transactions contemplated hereby. This Agreement has been duly authorized, executed and delivered by the Company, GTA GP, GTA LP and the Operating Partnership and is a valid and binding agreement on the part of the Company, GTA GP, GTA LP and the Operating Partnership, enforceable in accordance with its terms, except as rights to indemnification hereunder may be limited by applicable law and except as the enforcement hereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting creditors' rights generally or by general equitable principles; the performance of this Agreement and the consummation of the transactions herein contemplated will not result in a material breach or violation of any of the terms and provisions of, or constitute a default under,
(i) any bond, debenture, note or other evidence of indebtedness, or under any lease, contract, indenture, mortgage, deed of trust, loan agreement, joint venture or other agreement or instrument to which the Company or any of the Subsidiaries is a party or by which the Company or any of the Subsidiaries or their respective properties may be bound, (ii) the charter, bylaws, certificate of limited partnership or partnership agreement, as applicable, of the Company or any of the Subsidiaries or (iii) any law, order, rule, regulation, writ, injunction, judgment or decree of any court, government or governmental agency or body, domestic or foreign, having jurisdiction over the Company or any of the Subsidiaries or over their respective properties. No consent, approval, authorization or order of or qualification with any court, government or governmental agency or body, domestic or foreign, having jurisdiction over the Company or any of the Subsidiaries or over their respective properties is required for the execution and delivery of this Agreement and the consummation by the Company or any of the Subsidiaries of the transactions herein contemplated, except such as may be required under the Act or under state or other securities or Blue Sky laws.

    (f) Each of the Participating Leases and the Participating Mortgage has been duly authorized, executed and delivered by each party thereto on or prior to the Closing Date, and will constitute a valid and binding agreement on the part of each of the parties thereto, enforceable in accordance with its terms, except as the enforcement thereof may be limited by applicable bankruptcy, insolvency, moratorium or other similar laws relating to or affecting creditors' rights generally or by general equitable principles; the performance of each of the Participating Leases and the Participating Mortgage by each of the parties thereto will not result in a material breach or violation of any of the terms and provisions of, or constitute a default under, (i) any bond, debenture, note or other evidence of indebtedness, or under any lease, contract, indenture, mortgage, deed of trust, loan agreement, joint venture or other agreement or instrument to which any of such parties is a party or by which any of such parties or their respective properties may be bound, (ii) the charter, bylaws or organizational documents of any of such parties or (iii) any law, order, rule, regulation, writ, injunction, judgment or decree of any court, government or governmental agency or body, domestic or foreign, having jurisdiction over any of such parties or over their respective properties.

    (g) With respect to the Participating Mortgage, as of the Closing Date:

         (i) the description of the Participating Mortgage in the Prospectus is true and correct in all material respects;

         (ii) Golf Host is not and has not at any time been more than 30 days delinquent in payments of principal or interest under the Participating Mortgage;

         (iii) to the best of the Company's knowledge, Golf Host is not a party to any bankruptcy, reorganization, insolvency or similar proceeding;

         (iv) all amounts outstanding under the Participating Mortgage are secured by a valid, properly recorded and subsisting first priority lien on the Innisbrook Resort, free and clear of any liens, claims, encumbrances, participation interests, pledges, charges or security interests subject only to;

          (1) the lien of current real property taxes, water charges, sewer rents and assessments not yet due and payable,

          (2) covenants, conditions and restrictions, rights of way, easements and other matters of public record acceptable to mortgage lending institutions generally and

          (3) other matters to which like properties and commonly subject that do not materially interfere with the benefits of the security intended to be provided under the Participating Mortgage or the use, enjoyment, value or marketability of the Innisbrook Resort, which together do not have a Material Adverse Effect on Golf Host's ability to make payments on the Participating Mortgage; PROVIDED, HOWEVER, that the Participating Mortgage shall not be subject to any second, junior or subordinated mortgages (collectively, the "Permitted Encumbrances").

    The Participating Mortgage, together with any separate security agreement, if any, establishes and creates a perfected first priority security interest in favor of the Operating Partnership in all personal property owned by Golf Host that is used in, and is reasonably necessary to, the operation of the Innisbrook Resort and, to the extent a security interest may be created therein under the Uniform Commercial Code as in effect in the State of Florida, the proceeds arising from the Innisbrook Resort and other collateral securing the Participating Mortgage, subject only to the Permitted Encumbrances;

     (v) there exists with respect to the Innisbrook Resort an assignment of leases and rents provision, whether as part of the Participating Mortgage or as a separate document or instrument, which establishes and creates a first priority security interest in and to leases and rents arising in respect of the Innisbrook Resort, subject only to the Permitted Encumbrances. There are no mechanics' or other similar liens or claims that have been filed for work, labor or materials (nor, to the best of the Company's knowledge, are there any rights outstanding that under applicable law could give rise to any such lien) affecting the Innisbrook Resort that are or may be prior or equal to, or coordinate with, the lien of the Participating Mortgage, except those that are insured against pursuant to the ALTA lender's title insurance policy covering the Innisbrook Resort;

     (vi) Golf Host has good and indefeasible title in fee simple to the Innisbrook Resort except for any Permitted Encumbrances. No person other than the Company has any outstanding exercisable rights of record with respect to the purchase or sale of all or any portion of the Innisbrook Resort, including, without limitation, any right of first offer or refusal or purchase option;

     (vii) the Participating Mortgage contains provisions such as to render the rights and remedies of the Company adequate for the realization against the Innisbrook Resort of the benefits of the security, including realization by foreclosure, and there is no exemption available to Golf Host that would interfere with such right of foreclosure except any statutory right of redemption or as may be limited by anti-deficiency laws or by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' right generally, and by general principles of equity

    (regardless of whether such enforcement is considered in a proceeding in equity or at law);

     (viii) the terms of the Participating Mortgage have not been altered, impaired, modified or waived in any material respect;

     (ix) the Participating Mortgage is not subject to any right of rescission, set-off, abatement, diminution, valid counterclaim or defense, including the defense of usury, nor will the operation of any of the terms of the Participating Mortgage, or the exercise (in compliance with procedures under applicable law) of any right thereunder, render the Participating Mortgage subject to any right of rescission, set-off, abatement, diminution, valid counterclaim or defense, including the defense of usury (subject to anti-deficiency or one form of action laws and to bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law)), and no such right of rescission, set-off, abatement, diminution, valid counterclaim or defense has been asserted with respect thereto. The Participating Mortgage does not provide for a release of a portion of the Innisbrook Resort from the lien of the Participating Mortgage;

     (x) the principal amount of the Participating Mortgage has been fully disbursed as of the origination date and there are no future advances, except for advances of up to $9 million in connection with the construction of an additional nine-holes at the Innisbrook Resort and the Performance Advance, required to be made by Golf Host under the Participating Mortgage;

     (xi) the terms of the Participating Mortgage comply in all material respects with all applicable state or federal laws, regulations and other material requirements pertaining to usury and any and all other material requirements of any federal, state or local law;

    (xii) the Innisbrook Resort is, in all material respects, in compliance with, and is used and occupied in accordance with, all restrictive covenants of record applicable to the Innisbrook Resort and applicable laws and all inspections, licenses and certificates of occupancy required by law, ordinance or regulation to be made or issued with regard to the Innisbrook Resort have been obtained and are in full force and effect, except to the extent the failure to obtain or maintain such inspections, licenses or certificates of occupancy do not materially impair the current use of the Innisbrook Resort or the right of the Company as a holder of the Participating Mortgage;

     (xiii) there are no delinquent ground rents, water charges, sewer rents, assessments, including assessments payable in future installments, or other outstanding charges having a Material Adverse Effect on the Innisbrook Resort;

     (xiv) none of the improvements on the Innisbrook Resort that form part of the

    Innisbrook Resort lies outside the boundaries and building restriction lines of the Innisbrook Resort, and no improvements on adjoining properties encroach upon the Innisbrook Resort, except for immaterial encroachments that do not have a Material Adverse Effect on the security intended to be provided by the Participating Mortgage or the use, enjoyment, value or marketability of the Innisbrook Resort. The property legally described in the survey for the Innisbrook Resort for purposes of the origination of the Participating Mortgage is the same as the property legally described in the Participating Mortgage; and

     (xv) the Innisbrook Resort is in good repair and free and clear of any damage that would have a Material Adverse Effect on the value of the Innisbrook Resort as security for the Participating Mortgage and the Innisbrook Resort has not been damaged by fire, wind or other casualty or physical condition (including, without limitation, any soil erosion or subsidence or geological condition), which damage has not been fully repaired. There are no proceedings pending or, to the best of the Company's knowledge, threatened, for the partial or total condemnation of the Innisbrook Resort.

    (h) Except as described in the Prospectus, there is not any pending or, to the best of the Company's knowledge, threatened action, suit, claim or proceeding against the Company, any of the Subsidiaries, the Prior Owners, or any of the Lessees or Golf Host or any of their respective officers or any of their respective properties, assets or rights before any court, government or governmental agency or body, domestic or foreign, having jurisdiction over the Company, any of the Subsidiaries, any Prior Owner, or any of the Lessees or Golf Host or over their respective officers or properties or otherwise that (i) could reasonably be expected to have a Material Adverse Effect on the Company and the Subsidiaries considered as one enterprise or any of the Lessees or Golf Host or on their respective properties, assets or rights, (ii) might prevent consummation of the transactions contemplated hereby or (iii) is required to be disclosed in the Registration Statement or Prospectus and is not so disclosed; and there are no agreements, contracts, leases or documents of a character required to be described or referred to in the Registration Statement or Prospectus or to be filed as an exhibit to the Registration Statement by the Act or the Rules and Regulations that have not been accurately described in all material respects in the Registration Statement or Prospectus or filed as exhibits to the Registration Statement.

    (i) The Company and Golf Host, as applicable, have received an ALTA lender's title insurance policy covering each of the Golf Courses and, in the case of the Innisbrook Resort, insuring that the Participating Mortgage is a valid first lien on Golf Host's fee simple interest in the Innisbrook Resort, subject only to the Permitted Encumbrances. No claims have been made under any such title insurance policy and each such title insurance policy is in full force and effect. The Company has no knowledge that any action, omission, misrepresentation, negligence, fraud or similar occurrence has taken place that would reasonably be expected to result in the failure or impairment of full and timely coverage under any such title insurance policy;

    (j) All outstanding shares of capital stock of the Company have been duly authorized and validly issued and are fully paid and nonassessable, have been issued in compliance with all federal and state securities laws, were not issued in violation of or subject to any preemptive rights or other rights to subscribe for or purchase securities, and the authorized and outstanding capital stock of the Company is as set forth in the Prospectus under the caption "Capitalization" and conforms in all material respects to the statements relating thereto contained in the Registration Statement and the Prospectus (and such statements correctly state the substance of the instruments defining the capitalization of the Company); the Firm Shares and the Option Shares have been duly authorized for issuance and sale to the Underwriters pursuant to this Agreement and, when issued and delivered by the Company against payment therefor in accordance with the terms of this Agreement, will be duly and validly issued and fully paid and nonassessable, and will be sold free and clear of any pledge, lien, security interest, encumbrance, claim or equitable interest; and no preemptive right, co-sale right, registration right, right of first refusal or other similar right of shareholders exists with respect to any of the Firm Shares or Option Shares or the issuance and sale thereof other than those that have been expressly waived prior to the date hereof and those that will automatically expire upon and will not apply to the consummation of the transactions contemplated on the Closing Date. No further approval or authorization of any shareholder, the Board of Directors of the Company or others is required for the issuance and sale or transfer of the Shares except as may be required under the Act or under state or other securities or Blue Sky laws. All issued and outstanding shares of capital stock of each Subsidiary (exclusive of the Operating Partnership) have been duly authorized and validly issued and are fully paid and nonassessable, and were not issued in violation of or subject to any preemptive rights or other rights to subscribe for or purchase securities and are owned by the Company free and clear of any pledge, lien, security interest, encumbrance, claim or equitable interest. Except as disclosed in the Prospectus and the financial statements of the Company and the related notes thereto included in the Prospectus, neither the Company nor any Subsidiary has outstanding any options to purchase, or any preemptive rights or other rights to subscribe for or to purchase, any securities or obligations convertible into, or any contracts or commitments to issue or sell, shares of its capital stock or any such options, rights, convertible securities or obligations. The description of the Company's stock option, stock bonus and other stock plans or arrangements, and the options or other rights granted and exercised thereunder, set forth in the Prospectus accurately and fairly presents the information required to be shown with respect to such plans, arrangements, options and rights.

    (k) As of the Closing Date, (i) all of the outstanding OP Units of the Operating Partnership will be validly issued or created under the agreements forming the Operating Partnership and will be owned or held by the persons in the percentage amounts set forth and in the manner described in the Prospectus, and (ii) the Amended and Restated Agreement of Limited Partnership of the Operating Partnership will be in full force and effect. GTA GP is the sole general partner of the Operating Partnership and owns an approximate ____% general partnership interest in the Operating Partnership. GTA LP owns an approximate _____% limited partnership interest in the Operating Partnership. Except as described in the

Registration Statement and the Prospectus (or any amendment or supplement thereto), there are no outstanding options, warrants or other rights calling for the issuance of, or any commitment, plan or arrangement to issue, any equity interests in the Operating Partnership or any security convertible into, or exchangeable or exercisable for, any such interests in the Operating Partnership.

    (l) BDO Seidman, LLP (the "Accountant") has examined the financial statements and the related schedules filed with the Commission as a part of the Registration Statement, which are included in the Prospectus, and is an independent accountant within the meaning of the Act and the Rules and Regulations; the audited consolidated financial statements, together with the related schedules and notes, and the unaudited consolidated financial information, forming part of the Registration Statement and Prospectus, fairly present the financial position and the results of operations of the Company and the Lessees at the respective dates and for the respective periods to which they apply; and all audited consolidated financial statements, together with the related schedules and notes, and the unaudited consolidated financial information, filed with the Commission as part of the Registration Statement, have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved except as may be otherwise stated therein. The selected and summary financial and statistical data included in the Registration Statement present fairly the information shown therein and have been compiled on a basis consistent with the audited financial statements presented therein. The pro forma financial statements of the Company, the Lessees and Golf Host included in the Registration Statement and the Prospectus comply in all material respects with the applicable requirements of Rule 11-02 of Regulation S-X of the Commission, and the pro forma adjustments have been made based upon management's reasonable good faith estimates of the pro forma adjustments and have been properly applied to the audited and unaudited historical amounts in the compilation of such statements. No other financial statements or schedules are required to be included in the Registration Statement.

    (m) Subsequent to the respective dates as of which information is given in the Registration Statement and Prospectus, there has not been (i) any material adverse change in the condition (financial or otherwise), earnings, operations, business or business prospects of the Company and the Subsidiaries considered as one enterprise or of any Lessee, (ii) any transaction material to the Company and the Subsidiaries considered as one enterprise, except transactions entered into in the ordinary course of business, (iii) any obligation, direct or contingent, that is material to the Company and the Subsidiaries considered as one enterprise, incurred by the Company or the Subsidiaries, except obligations incurred in the ordinary course of business, (iv) any change in the capital stock or outstanding indebtedness of the Company or any of the Subsidiaries that is material to the Company and the Subsidiaries considered as one enterprise,
(v) any dividend or distribution of any kind declared, paid or made on the capital stock of the Company or any of the Subsidiaries or (vi) any loss or damage (whether or not insured) to the property of the Company or any of the Subsidiaries that has been sustained or will have been sustained that could have a Material Adverse Effect on the Company and the Subsidiaries considered as one enterprise.

    (n) Except as set forth in the Registration Statement and Prospectus, the Operating Partnership has good and marketable title in fee simple to each of the items of real property and good and marketable title to each of the items of personal property that are included in the Golf Courses or are referred to in the Registration Statement and the Prospectus or are reflected in the financial statements referred to in Section 3(i) hereof as being owned by the Operating Partnership and valid and enforceable leasehold interests in each of the items of real and personal property that are included in the Golf Courses or are referred to in the Registration Statement and the Prospectus as being leased by the Operating Partnership, as the case may be, in each case free and clear of any pledge, lien, security interest, encumbrance, claim or equitable interest other than those described in the Registration Statement and the Prospectus and other immaterial security interests. All leases pursuant to which the Operating Partnership will lease any items of real or personal property included in the Golf Courses, including, without limitation, all ground leases with respect to the real property underlying certain of the Golf Courses, are valid, binding and enforceable leases. Such leases conform in all material respects to the description thereof set forth in the Registration Statement and no notice has been given or material claim asserted by anyone adverse to the rights of the Prior Owners under any of such leases or affecting the Operating Partnership's right to continued possession of any leased property.

    (o) The Company, each of the Subsidiaries and, to the best of the Company's knowledge, each of the Lessees and Golf Host will have timely filed all necessary federal, state and foreign income and franchise tax returns and have paid all taxes shown thereon as due, and there is no tax deficiency that has been or, to the best of the Company's knowledge, might be asserted against the Company, any of the Subsidiaries, Lessees or Golf Host that might have a Material Adverse Effect on the Company and the Subsidiaries considered as one enterprise, or any Lessee or Golf Host; and all tax liabilities are adequately provided for on the books of the Company, the Subsidiaries, the Lessees and Golf Host.

    (p) Except as disclosed in the Registration Statement and Prospectus, as of the Closing Date, the Company, the Subsidiaries and Golf Host maintain insurance with insurers of recognized financial responsibility of the types and in the amounts generally deemed adequate for their respective businesses and consistent with insurance coverage maintained by similar companies in similar businesses, including, but not limited to, insurance covering real and personal property owned or leased by the Company, the Subsidiaries or Golf Host against theft, damage, destruction, acts of vandalism and all other risks customarily insured against, all of which insurance is in full force and effect; neither the Company, any Subsidiary nor Golf Host has been refused any insurance coverage sought or applied for; and neither the Company, any Subsidiary nor Golf Host has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not have a Material Adverse Effect on the Company and the Subsidiaries considered as one enterprise.

    (q) The offers and sales of OP Units prior to the date hereof are exempt from the registration statements of the Act and applicable state securities and blue sky laws.

    (r) To the best of Company's knowledge, no labor disturbance by the employees of the Company, any of the Subsidiaries, the Lessees or Golf Host exists or is imminent; and the Company is not aware of any existing or imminent labor disturbance by the employees of any of its principal suppliers that might be expected to result in a material adverse change in the condition (financial or otherwise), earnings, operations, business or business prospects of the Company and the Subsidiaries considered as one enterprise or any Lessee or Golf Host. No collective bargaining agreement exists with any of the Company's employees and, to the best of the Company's knowledge, no such agreement is imminent.

    (s) As of the Closing Date (i) each of the Company, the Operating Partnership, each of the other Subsidiaries and each of the Lessees and Golf Host has all permits, licenses, franchises and authorizations of governmental and regulatory authorities ("permits") as are necessary to own or lease its respective properties and to conduct its business in the manner described in the Prospectus, (ii) each of the Company, the Operating Partnership, each other Subsidiary and, to the best of the Company's knowledge, each of the Lessees and Golf Host has fulfilled and performed all its obligations with respect to such permits, and no event has occurred that allows, or after notice or lapse of time would allow, revocation or termination thereof or results in any other material impairment of the rights of the holder of any such permit, subject in each case to such qualification as may be set forth in the Prospectus, and (iii) except as described in the Prospectus, none of such permits contains any restriction that could materially and adversely effect the ability of the Company, the Operating Partnership, the other Subsidiaries or any of the Lessees or Golf Host to conduct their respective businesses as described in the Prospectus.

    (t) The Company, the Subsidiaries and, to the best of the Company's knowledge the Lessees and Golf Host will own or possess adequate rights to use all patents, patent rights, inventions, trade secrets, know-how, trademarks, service marks, trade names and copyrights (the "Intangible Rights") that are necessary to conduct the business of the Golf Courses as described in the Registration Statement and Prospectus; the expiration of any Intangible Rights would not have a Material Adverse Effect on the Company and the Subsidiaries considered as one enterprise or any of the Lessees or Golf Host; the Company has not received any notice of, and has no knowledge of, any infringement of or conflict with asserted rights of the Company, any Subsidiary, any of the Lessees, Golf Host or any Prior Owner by others with respect to any Intangible Rights; and the Company has not received any notice of, and has no knowledge of, any infringement of or conflict with asserted rights of others with respect to any Intangible Rights, which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, might have a Material Adverse Effect on the condition (financial or otherwise), earnings, operations, business or business prospects of the Company and the Subsidiaries considered as one enterprise or, to the best of the Company's knowledge, any of the Lessees or Golf Host.

    (u) The Common Stock is registered pursuant to Section 12(g) of the Exchange Act and is listed on the American Stock Exchange, and the Company has taken no action designed to or likely to have the effect of terminating the registration of the Common Stock under the Exchange Act or delisting the Common Stock from the American Stock Exchange, nor has the Company received any notification that the Commission or the National Association of Securities Dealers, Inc. ("NASD") is contemplating terminating such listing. The shares have been approved for listing on the American Stock Exchange, subject to official notice of issuance.

    (v) The Company and the Subsidiaries and, to the best of the Company's knowledge the Lessees and Golf Host are not now and after the sale of the Shares to be sold hereunder and application of the net proceeds from such sale as described in the Prospectus under the caption "Use of Proceeds," none of them will be, an "investment company," or an entity "controlled" by an "investment company" as such terms are defined in the Investment Company Act of 1940, as amended.

    (w) The Company has not distributed and will not distribute prior to the later of (i) the Closing Date, or any date on which Option Shares are to be purchased, as the case may be, and (ii) completion of the distribution of the Shares, any offering material in connection with the offering and sale of the Shares other than any Preliminary Prospectuses, the Prospectus, the Registration Statement and other materials, if any, permitted by the Act.

    (x) Neither the Company nor any of the Subsidiaries has at any time during the last five years (i) made any unlawful contribution to any candidate for foreign office or failed to disclose fully any contribution in violation of law, or (ii) made any payment to any federal or state governmental officer or official, or other person charged with similar public or quasi-public duties, other than payments required or permitted by the laws of the United States or any jurisdiction thereof.

(y) The Company has not taken and will not take, directly or indirectly, any action designed to or that might reasonably be expected to cause or result in stabilization or manipulation of the price of the Common Stock to facilitate the sale or resale of the Shares.

    (z) Larry D. Young and each officer of the Company has agreed in writing that such person will not, for a period of _______ from the date that the Registration Statement is declared effective by the Commission (the "Lock-up Period"), offer to sell, contract to sell, or otherwise sell, dispose of, loan or grant any rights with respect to (collectively, a "Disposition") any shares of Common Stock, any options or warrants to purchase any shares of Common Stock or any securities convertible into, exercisable for or exchangeable for shares of Common Stock (collectively, "Securities") now owned or hereafter acquired directly by such person or any affiliate or with respect to which such person has or hereafter acquires the power of Disposition, otherwise than (i) as a bona fide gift or gifts, provided the donee or donees thereof agree in writing to be bound by this restriction, (ii) as a distribution to partners or shareholders of such person, provided that the distributees thereof agree in writing to be bound by the terms of this restriction, (iii) with respect to up to 85% of such Securities (or, solely with respect to the Securities issued to Larry D. Young and his affiliates in connection with the contribution of Golf Courses to the Company concurrent with the Offering, up to a number of Securities with a value equal to 85% of the purchase price paid by the Operating Partnership for such Golf Courses), in connection with pledges to secure obligations for borrowed money, or (iv) with the prior written consent of BancAmerica Robertson Stephens; provided, that after the expiration of the ___ period following the effective date of the Registration Statement, the Disposition of up to 50% of the Securities held by such persons shall be permitted. The foregoing restriction has been expressly agreed to preclude the holder of the Securities from engaging in any hedging or other transaction which is designed to or reasonably expected to lead to or result in a Disposition of Securities during the Lock-up Period, even if such Securities would be disposed of by someone other than such holder. Such prohibited hedging or other transactions would include, without limitation, any short sale (whether or not against the box) or any purchase, sale or grant of any right (including, without limitation, any put or call option) with respect to any Securities or with respect to any security (other than a broad-based market basket or index) that includes, relates to or derives any significant part of its value from Securities. Furthermore, such person has also agreed and consented to the entry of stop transfer instructions with the Company's transfer agent against the transfer of the Securities held by such person except in compliance with this restriction. The Company has provided to counsel for the Underwriters a complete and accurate list of all securityholders of the Company and the number and type of securities held by each securityholder. The Company has provided to counsel for the Underwriters true, accurate and complete copies of all of the agreements pursuant to which Mr. Young and the Company's officers have agreed to such or similar restrictions (the "Lock-up Agreements") presently in effect or effected hereby.

    (aa) Each of the Company and the Subsidiaries maintains and will continue to maintain a system of internal accounting controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management's general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets, (iii) access to assets is permitted only in accordance with management's general or specific authorization and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

    (bb) There are no outstanding loans, advances (except normal advances for business expenses in the ordinary course of business) or guarantees of indebtedness by the Company to or for the benefit of any of the officers or directors of the Company or any of the members of the families of any of them, except as disclosed in the Registration Statement and the Prospectus.

    (cc) Except as described in the Prospectus, no person or entity has any right to require the registration of any shares of Common Stock or any other securities of the Company because of the filing of the Registration Statement or sale of the Shares contemplated by this Agreement.

    (dd) The Company and the Subsidiaries are organized and intend to operate in the manner described in the Registration Statement so that the Company will meet the requirements for qualification as a REIT under Sections 856 through 860 of the Code, and the rules and regulations thereunder as currently in effect, commencing with the year ending December 31, 1997. The Operating Partnership will be treated as a partnership, and not as an association taxable as a corporation or a publicly traded partnership, for federal income tax purposes.

    (ee) The Operating Partnership has ALTA Extended Coverage Owner's Policies of Title Insurance from title insurers of recognized financial responsibility on each of the Golf Courses in the amounts set forth in [SCHEDULE 3(AB)], and such title insurance is in full force and effect.

    (ff) To the best of the Company's knowledge, no lessee, licensee or concessionaire of any portion of any of the Golf Courses is in default under any of the leases or licenses governing such properties and there is no event that, but for the passage of time or the giving of notice, or both, would constitute a default under any of such leases or licenses, except such defaults that would not, singly or in the aggregate, have a Material Adverse Effect on the Company and the Subsidiaries considered as one enterprise.


    (gg) Each of the Golf Courses, the Company, the Subsidiaries and the Lessees and Golf Host, (i) is and will be, as of the Closing Date, in compliance in all material respects with any and all applicable foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("Environmental Laws"), except where non-compliance would not have a Material Adverse Effect on the Company and the Subsidiaries considered as one enterprise, any Golf Course, Lessee or Golf Host, (ii) has, as of the Closing Date, all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective business and (iii) is, as of the Closing Date, in material compliance with all terms and conditions of any such permit, license or approval.

     (hh) (i) Except as may be specifically disclosed in the environmental assessment reports referred to in the Prospectus (the "Environmental Reports"), the Company, the Subsidiaries, the Lessees, the Golf Host and the Prior Owners have not at any time, and, to the knowledge of the Company, no other party has at any time, handled, buried, stored, retained, refined, transported, processed, manufactured, generated, produced, spilled, allowed to seep, leak, escape or leach, or be pumped, poured, emitted, emptied, discharged, injected, dumped, transferred or otherwise disposed of or dealt with, Hazardous Materials (as hereinafter defined) on, to or from the Golf Courses. The Company, the Subsidiaries, the Lessees and Golf Host do not intend to use the Golf Courses or any subsequently acquired properties for the purpose of handling, burying, storing, retaining, refining, transporting, processing, manufacturing, generating, producing, spilling, seeping, leaking, escaping, leaching, pumping, pouring, emitting, emptying, discharging, injecting, dumping, transferring or otherwise disposing of or dealing with Hazardous Materials, except for such Hazardous Materials as may be customarily required in golf course operations, stored and used in the quantities customary for such uses and in compliance with applicable Environmental Laws.

         (ii) Except as disclosed in the Environmental Reports, to the best of the Company's knowledge, there has been no seepage, leak, escape, leach, discharge, injection, release, emission, spill, pumping, pouring, emptying or dumping of Hazardous Materials into waters on or adjacent to the Golf Courses or onto lands from which such hazardous or toxic waste of substances might seep, flow or drain into such waters.

         (iii) Except as disclosed in the Environmental Reports, neither the Company or any Subsidiary, nor any of the Lessees, Golf Host or any Prior Owner, has received notice of any occurrence or circumstance that, with notice or passage of time or both, would give rise to any claim under or pursuant to any Environmental Law pertaining to hazardous or toxic waste or substances on or originating from the Golf Courses or arising out of the conduct of any such party, including, without limitation, pursuant to any Environmental Law.

         (iv) No environmental engineering firm that prepared the Environmental Reports (or amendments thereto) or physical condition (engineering) reports with respect to the Golf Courses was employed for such purpose on a contingent basis or has any substantial interest in the Company, the Subsidiaries, any of the Lessees or Golf Host, or any Prior Owner.

    As used herein, "Hazardous Material" shall include, without limitation, any flammable explosives, radioactive materials, hazardous materials, hazardous wastes, hazardous or toxic substances, or related materials, asbestos or any material as defined by any Federal, state or local environmental law, ordinance, rule or regulation including, without limitation, Environmental Laws, the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended (42 U.S.C. Section 9601, ET SEQ.) ("CERCLA"), the Hazardous Materials Transportation Act, as amended (49 U.S.C. Section 1801, ET SEQ.), the Resource Conservation and Recovery Act, as amended (42 U.S.C. Section 9601, ET SEQ.), and in the regulations adopted and publications promulgated pursuant to each of the foregoing or by any Federal, state or local governmental authority having or claiming jurisdiction over the Golf Courses as described in the Prospectus.

    (ii) The Company has and will reserve annually an amount equal to 2 to 3% of total gross golf revenues for each of the Golf Courses for capital expenditures. Other than as described in the Prospectus, neither the Company nor any of the Subsidiaries nor, to the best of the Company's knowledge, any of the Lessees or Golf Host nor any Prior Owner is aware of any material capital expenditures (other than expenditures for maintenance in the ordinary course of business) that will be required in connection with any of the Golf Courses prior to the fifth anniversary of this Agreement.

    (jj) The statements set forth in the Prospectus under the caption "Federal Income Tax Considerations," insofar as they purport to describe the provisions of the laws and documents referred to therein, are accurate and complete.

    (kk) The assets of the Company and the Subsidiaries do not constitute "plan assets" under the Employee Retirement Income Security Act of 1974, as amended ("ERISA").

 3. PURCHASE, SALE AND DELIVERY OF SHARES. On the basis of representations, warranties and agreements herein contained, but subject to the terms and conditions herein set forth, the Company agrees to sell to the Underwriters, and each Underwriter agrees, severally and not jointly, to purchase from the Company, at a purchase price of $_______ per share, the respective number of Firm Shares as hereinafter set forth. The obligation of each Underwriter to the Company shall be to purchase from the Company that number of Firm Shares which is set forth opposite the name of such Underwriter in Schedule A hereto (subject to adjustment as provided in Section 11).

    Delivery of definitive certificates for the Firm Shares to be purchased by the Underwriters pursuant to this Section 4 shall be made against payment of the purchase price therefor by the several Underwriters by wire transfer of same-day funds, payable to the order of the Company, at the offices of O'Melveny & Myers LLP, 275 Battery Street, San Francisco, California 94111 (or at such other place as may be agreed upon among the Representatives and the Company), at 7:00 A.M., San Francisco time (a) on the third (3rd) full business day following the day that this Agreement is executed, provided it is executed prior to 1:30 p.m. San Francisco time, (b) if this Agreement is executed and delivered after 1:30 P.M., San Francisco time, the fourth (4th) full business day following the day that this Agreement is executed and delivered or (c) at such other time and date not later than seven (7) full business days following the first day that Shares are traded as the Representatives and the Company may mutually determine (or at such time and date to which payment and delivery shall have been postponed pursuant to Section 10 hereof), such time and date of payment and delivery herein being called the "Closing Date;" PROVIDED, HOWEVER, that if the Company has not made available to the Representatives copies of the Prospectus within the time provided in Section 5(d) hereof, the Representatives may, in their sole discretion, postpone the Closing Date until no later than two (2) full business days following delivery of copies of the Prospectus to the Representatives. The certificates for the Firm Shares to be so delivered will be made available to you at such office or such other location including, without limitation, in New York City, as you may reasonably request for checking at least one (1) full business day prior to the Closing Date and will be in such names and denominations as you may request, such request to be made at least two
(2) full business days prior to the Closing Date. If the Representatives so elect, delivery of the Firm Shares may be made by credit through full fast transfer to the accounts at The Depository Trust Company designated by the Representatives.

    It is understood that you, individually, and not as the Representatives of the several Underwriters, may (but shall not be obligated to) make payment of the purchase price on behalf of any Underwriter or Underwriters whose check or checks shall not have been received by you prior to the Closing Date for the Firm Shares to be purchased by such Underwriter or Underwriters. Any such payment by you shall not relieve any such Underwriter or Underwriters of any of its or their obligations hereunder.

    After the Registration Statement becomes effective, the several Underwriters intend to offer the Firm Shares at a offering price to be determined in accordance with the market price of the Common Stock as near as practicable to the commencement of the Offering. After the offering, the several Underwriters, in their discretion, may vary the offering price.

    The information set forth in the last paragraph on the front cover page (insofar as such information relates to the Underwriters), on the table of contents concerning stabilization and over-allotment by the Underwriters, and under the first and second paragraphs under the caption "Underwriting" in any Preliminary Prospectus and in the Prospectus constitutes the only information furnished by the Underwriters to the Company for inclusion in any Preliminary Prospectus, the Prospectus or the Registration Statement and you, on behalf of the respective Underwriters, represent and warrant to the Company, GTA GP, GTA LP and the Operating Partnership that the statements made therein do not include any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

  4. FURTHER AGREEMENTS OF THE COMPANY, GTA GP, GTA LP AND THE OPERATING PARTNERSHIP. Each of the Company and the Operating Partnership, jointly and severally, agrees with the several Underwriters that:

    (a) The Company will use its best efforts to cause the Registration Statement and any amendment thereof, if not effective at the time and date that this Agreement is executed and delivered by the parties hereto, to become effective as promptly as possible; the Company will use its best efforts to cause any abbreviated registration statement pursuant to Rule 462(b) of the Rules and Regulations as may be required subsequent to the date the Registration Statement is declared effective to become effective as promptly as possible; the Company will notify you, promptly after it shall receive notice thereof, of the time when the Registration Statement, any subsequent amendment to the Registration Statement or any abbreviated registration statement has become effective or any supplement to the Prospectus has been filed; if the Company omitted information from the Registration Statement at the time it was originally declared effective in reliance upon Rule 430A(a) of the Rules and Regulations, the Company will provide evidence satisfactory to you that the Prospectus contains such information and has been filed, within the time period prescribed, with the Commission pursuant to subparagraph (1) or (4) of Rule 424(b) of the Rules and Regulations or as part of a post-effective amendment to such Registration Statement as originally declared effective that is declared effective by the Commission; if the Company files a term sheet pursuant to Rule 434 of the Rules and Regulations, the Company will provide evidence satisfactory to you that the Prospectus and term sheet meeting the requirements of Rule 434(b) or (c), as applicable, of the Rules and Regulations, have been filed, within the time period prescribed, with the Commission pursuant to subparagraph (7) of Rule 424(b) of the Rules and Regulations; if for any reason the filing of the final form of Prospectus is required under Rule 424(b)(3) of the Rules and Regulations, it will provide evidence satisfactory to you that the Prospectus contains such information and has been filed with the Commission within the time period prescribed; it will notify you promptly of any request by the Commission for the amending or supplementing of the Registration Statement or the Prospectus or for additional information; promptly upon your request, it will prepare and file with the Commission any amendments or supplements to the Registration Statement or Prospectus that, in the opinion of counsel for the several Underwriters ("Underwriters' Counsel"), may be necessary or advisable in connection with the distribution of the Shares by the Underwriters; it will promptly prepare and file with the Commission, and promptly notify you of the filing of, any amendments or supplements to the Registration Statement or Prospectus that may be necessary to correct any statements or omissions, if, at any time when a prospectus relating to the Shares is required to be delivered under the Act, any event shall have occurred as a result of which the Prospectus or any other prospectus relating to the Shares as then in effect would include any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; in case any Underwriter is required to deliver a prospectus nine (9) months or more after the effective date of the Registration Statement in connection with the sale of the Shares, it will prepare promptly upon request, but at the expense of such Underwriter, such amendment or amendments to the Registration Statement and such prospectus or prospectuses as may be necessary to permit compliance with the requirements of Section 10(a)(3) of the Act; and it will file no amendment or supplement to the Registration Statement or Prospectus, which shall not previously have been submitted to you a reasonable time prior to the proposed filing thereof or to which you shall reasonably object in writing, subject, however, to compliance with the Act and the Rules and Regulations, the Exchange Act and the rules and regulations of the Commission thereunder and the provisions of this Agreement.

    (b) The Company will advise you, promptly after it shall receive notice or obtain knowledge, of the issuance of any stop order by the Commission suspending the effectiveness of the Registration Statement or of the initiation or threat of any proceeding for that purpose; and it will promptly use its best efforts to prevent the issuance of any stop order or to obtain its withdrawal at the earliest possible moment if such stop order should be issued.

    (c) The Company will use its best efforts to qualify the Shares for offering and sale under the securities laws of such jurisdictions as you may designate and to continue such qualifications in effect for so long as may be required for purposes of the distribution of the Shares, except that the Company shall not be required in connection therewith or as a condition thereof to qualify as a foreign corporation or to execute a general consent to service of process in any jurisdiction in which it is not otherwise required to be so qualified or to so execute a general consent to service of process. In each jurisdiction in which the Shares shall have been qualified as above provided, the Company will make and file such statements and reports in each year as are or may be required by the laws of such jurisdiction.

    (d) The Company will furnish to you, as soon as available, and, in the case of the Prospectus and any term sheet or abbreviated term sheet under Rule 434, in no event later than the first (1st) full business day following the first day that Shares are traded, copies of the Registration Statement (three of which will be signed and which will include all exhibits), each Preliminary Prospectus, the Prospectus and any amendments or supplements to such documents, including any prospectus prepared to permit compliance with Section 10(a)(3) of the Act, all in such quantities as you may from time to time reasonably request. Notwithstanding the foregoing, if BancAmerica Robertson Stephens, on behalf of the several Underwriters, shall agree to the utilization of Rule 434 of the Rules and Regulations, the Company shall provide to you copies of a Preliminary Prospectus updated in all respects through the date specified by you in such quantities as you may from time to time reasonably request.

    (e) The Company will make generally available to its security holders as soon as practicable, but in any event not later than the forty-fifth (45th) day following the end of the fiscal quarter first occurring after the first anniversary of the effective date of the Registration Statement, an earnings statement (which will be in reasonable detail but need not be audited) complying with the provisions of Section 11(a) of the Act and covering a twelve (12) month period beginning after the effective date of the Registration Statement.

    (f) The Company will include initially in its filings under the Act and the Exchange Act annual audited and quarterly unaudited financial statements for the Legends Lessee.

    (g) During a period of five (5) years after the date hereof, the Company will furnish to its stockholders as soon as practicable after the end of each respective period, but in no event later than the date prescribed for filing such report under the Exchange Act and the rules and regulations thereunder, annual reports (including financial statements audited by independent certified public accountants) and unaudited quarterly reports of operations for each of the first three quarters of the fiscal year in full compliance with the Exchange Act and the rules and regulations thereunder, and will furnish to you and the other several Underwriters hereunder, upon request (i) concurrently with furnishing such reports to its shareholders, statements of operations of the Company for each of the first three (3) quarters in the form furnished to the Company's shareholders, (ii) concurrently with furnishing to its shareholders, a balance sheet of the Company as of the end of such fiscal year, together with statements of operations, of shareholders' equity, and of cash flows of the Company for such fiscal year, accompanied by a copy of the certificate or report thereon of independent certified public accountants, (iii) as soon as they are available, copies of all reports (financial or other) mailed to shareholders,
(iv) as soon as they are available, copies of all reports and financial statements furnished to or filed with the Commission, any securities exchange or the NASD, (v) every material press release and every material news item or article in respect of the Company or its affairs that was released generally to shareholders or prepared by the Company or any of the Subsidiaries and (vi) any additional information of a public nature concerning the Company or the Subsidiaries, or its business that you may reasonably request. During such five (5) year period, if the Company shall have active subsidiaries, the foregoing financial statements shall be on a consolidated basis to the extent that the accounts of the Company and the Subsidiaries are consolidated, and shall be accompanied by similar financial statements for any significant subsidiary that is not so consolidated.

    (h) The Company will apply the net proceeds from the sale of the Shares being sold by it in the manner set forth under the caption "Use of Proceeds" in the Prospectus.

    (i) The Company will maintain a transfer agent and, if necessary under the jurisdiction of incorporation of the Company, a registrar (which may be the same entity as the transfer agent) for its Common Stock.

    (j) If the transactions contemplated hereby are not consummated by reason of any failure, refusal or inability on the part of the Company to perform any agreement on its parts to be performed hereunder or to fulfill any condition of the Underwriters' obligations hereunder, or if the Company shall terminate this Agreement pursuant to Section 12(a) hereof, or if the Underwriters shall terminate this Agreement pursuant to Section 12(b)(i), the Company will reimburse the several Underwriters for all out-of-pocket expenses (including reasonable fees and disbursements of Underwriters' Counsel) incurred by the Underwriters in investigating or preparing to market or marketing the Shares.

    (k) If at any time during the 180-day period after the Registration Statement becomes effective, any rumor, publication or event relating to or affecting the Company shall occur as a result of which in your opinion the market price of the Common Stock has been or is likely to be materially affected (regardless of whether such rumor, publication or event necessitates a supplement to or amendment of the Prospectus), the Company will, after written notice from you advising the Company to the effect set forth above, forthwith prepare, consult with you concerning the substance of and disseminate a press release or other public statement, reasonably satisfactory to you, responding to or commenting on such rumor, publication or event.

    (l) During the 180-day period following the Closing Date, the Company will not, without the prior written consent of BancAmerica Robertson Stephens, effect the Disposition of, directly or indirectly, any Securities other than the sale of the Firm Shares and the Option Shares hereunder and the Company's issuance of options or Common Stock under the Company's presently authorized Employee Stock Option Plan and Non-Employee Directors' Stock Option Plan (the "Option Plans") and the issuance of OP Units in connection with the acquisition of additional golf courses.

    (m) During a period of ninety (90) days from the effective date of the Registration Statement, the Company will not file a registration statement registering shares under the Option Plans or other employee benefit plan.


    5.   EXPENSES.

         (a) Each of the Company and the Operating Partnership, jointly and severally, agrees with each Underwriter that:

           (i) The Company will pay and bear all costs and expenses in connection with the preparation, electronic conversion, printing and filing of the Registration Statement (including any abbreviated Registration Statement pursuant to Rule 462(b) of the Act) (including financial statements, schedules and exhibits), Preliminary Prospectuses and the Prospectus and any amendments or supplements thereto; the printing and delivery of this Agreement, the Blue Sky Survey and any instruments related to any of the foregoing; the issuance and delivery of the Shares hereunder to the several Underwriters, including transfer taxes, if any, the cost of all certificates representing the Shares and transfer agents' and registrars' fees; the fees and disbursements of counsel for the Company and the Operating Partnership; all fees and other charges of the Company's independent certified public accountants; the cost of furnishing to the several Underwriters copies of the Registration Statement (including appropriate exhibits), Preliminary Prospectus and the Prospectus, and any amendments or supplements to any of the foregoing; NASD filing fees and the cost of qualifying the Shares under the laws of such jurisdictions as you may designate (including filing fees and fees and disbursements of Underwriters' Counsel in connection with such NASD filings and Blue Sky qualifications); and all other expenses directly incurred by the Company and the Subsidiaries in connection with the performance of their obligations hereunder.

      (ii) In addition to their other obligations under Section 8(a) hereof, the Company and the Subsidiaries agree, as an interim measure during the pendency of any claim, action, investigation, inquiry or other proceeding described in Section 8(a) hereof, to reimburse the Underwriters on a monthly basis for all reasonable legal or other expenses incurred in connection with investigating or defending any such claim, action, investigation, inquiry or other proceeding, notwithstanding the absence of a judicial determination as to the propriety and enforceability of the Company's and the Subsidiaries' obligation to reimburse the Underwriters for such expenses and the possibility that such payments might later be held to have been improper by a court of competent jurisdiction. To the extent that any such interim reimbursement payment is so held to have been improper, the Underwriters shall promptly return such payment to the Company or the Subsidiaries together with interest, compounded daily, determined on the basis of the prime rate (or other commercial lending rate for borrowers of the highest credit standing) listed from time to time in The Wall Street Journal which represents the base rate on corporate loans posted by a substantial majority of the nation's thirty (30) largest banks (the "Prime Rate"). Any such interim reimbursement payments which are not made to the Underwriters within thirty (30) days of a request for reimbursement shall bear interest at the Prime Rate from the date of such request.

    (b) In addition to their other obligations under Section 8(b) hereof, the Underwriters severally and not jointly agree that, as an interim measure during the pendency of any claim, action, investigation, inquiry or other proceeding described in Section 8(b) hereof, they will reimburse the Company on a monthly basis for all reasonable legal or other expenses incurred in connection with investigating or defending any such claim, action, investigation, inquiry or other proceeding, notwithstanding the absence of a judicial determination as to the propriety and enforceability of the Underwriters' obligation to reimburse the Company for such expenses and the possibility that such payments might later be held to have been improper by a court of competent jurisdiction. To the extent that any such interim reimbursement payment is so held to have been improper, the Company shall promptly return such payment to the Underwriters together with interest, compounded daily, determined on the basis of the Prime Rate. Any such interim reimbursement payments which are not made to the Company within thirty (30) days of a request for reimbursement shall bear interest at the Prime Rate from the date of such request.

    (c) It is agreed that any controversy arising out of the operation of the interim reimbursement arrangements set forth in Sections 5(a)(ii) and 5(b) hereof, including the amounts of any requested reimbursement payments, the method of determining such amounts and the basis on which such amounts shall be apportioned among the reimbursing parties, shall be settled by arbitration conducted under the provisions of the Constitution and Rules of the Board of Governors of The New York Stock Exchange, Inc. or pursuant to the Code of Arbitration Procedure of the NASD. Any such arbitration must be commenced by service of a written demand for arbitration or a written notice of intention to arbitrate, therein electing the arbitration tribunal. In the event the party demanding arbitration does not make such designation of an arbitration tribunal in such demand or notice, then the party responding to said demand or notice is authorized to do so. Any such arbitration will be limited to the operation of the interim reimbursement provisions contained in Sections 5(a)(ii) and 5(b) hereof and will not resolve the ultimate propriety or enforceability of the obligation to indemnify for expenses that is created by the provisions of Sections 8(a) and 8(b) hereof or the obligation to contribute to expenses that is created by the provisions of Section 8(d) hereof.

 6. CONDITIONS OF UNDERWRITERS' OBLIGATIONS. The obligations of the several Underwriters to purchase and pay for the Shares as provided herein shall be subject to the accuracy, as of the date hereof and the Closing Date and any later date on which Option Shares are to be purchased, as the case may be, of the representations and warranties of the Company, GTA GP, GTA LP and the Operating Partnership herein, to the performance by the Company, GTA GP, GTA LP and the Operating Partnership of their respective obligations hereunder and to the following additional conditions:

    (a) The Registration Statement shall have become effective not later than 2:00 P.M.,

San Francisco time, on the date following the date of this Agreement, or such later date as shall be consented to in writing by you; and no stop order suspending the effectiveness thereof shall have been issued and no proceedings for that purpose shall have been initiated or, to the knowledge of the Company or any Underwriter, threatened by the Commission, and any request of the Commission for additional information (to be included in the Registration Statement or the Prospectus or otherwise) shall have been complied with to the satisfaction of Underwriters' Counsel.

    (b) All corporate and partnership proceedings and other legal matters in connection with this Agreement, the form of Registration Statement and the Prospectus, and the registration, authorization, issue, sale and delivery of the Shares shall have been reasonably satisfactory to Underwriters' Counsel, and such counsel shall have been furnished with such papers and information as they may reasonably have requested to enable them to pass upon the matters referred to in this Section.

    (c) Subsequent to the execution and delivery of this Agreement and prior to the Closing Date, or any later date on which Option Shares are to be purchased, as the case may be, there shall not have been any change in the condition (financial or otherwise), earnings, operations, business or business prospects of the Company and the Subsidiaries considered as one enterprise from that set forth in the Registration Statement or Prospectus, which, in your sole judgment, is material and adverse and that makes it, in your sole judgment, impracticable or inadvisable to proceed with the public offering of the Shares as contemplated by the Prospectus.

    (d) You shall have received on the Closing Date and on any later date on which Option Shares are to be purchased, as the case may be, the following opinion of counsel for the Company and the Operating Partnership, dated the Closing Date or such later date on which Option Shares are to be purchased addressed to the Underwriters and with reproduced copies or signed counterparts thereof for each of the Underwriters, to the effect that:

      (i) the Company and each Subsidiary is a corporation, limited partnership or limited liability company duly organized or formed, as the case may be, validly existing and in good standing under the laws of its jurisdiction of incorporation or formation;

      (ii) the Company and each Subsidiary has the corporate, partnership or limited liability company power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus;

      (iii) the Company and each Subsidiary is duly qualified to do business as a foreign corporation, limited partnership or limited liability company, as applicable, and is in good standing in each jurisdiction, if any, in which the ownership or leasing of its properties or the conduct of its business requires such qualification, except where the failure to be so qualified would not have a Material Adverse Effect on the Company and its Subsidiaries considered as one enterprise. To such counsel's knowledge, the

    Company does not own or control, directly or indirectly, any corporation, association or other entity other than the Subsidiaries. GTA GP is the sole general partner of the Operating Partnership and holds an approximate ____% interest in the Operating Partnership. GTA LP owns an approximate
    ____% interest in the Operating Partnership;

      (iv) the authorized, issued and outstanding capital stock of the Company is as set forth in the Prospectus under the caption "Capitalization" as of the dates stated therein; the issued and outstanding shares of Common Stock have been duly and validly issued and are fully paid and nonassessable, and will not have been issued in violation of or subject to any preemptive right, co-sale right, registration right, right of first refusal or other similar right granted under the laws of the State of Maryland or under the Articles of Incorporation or Bylaws of the Company. To such counsel's knowledge, except as disclosed in the Prospectus, there is no outstanding option, covenant or other right calling for the issuance of, and no commitment, plan or arrangement to issue, any shares of capital stock of the Company or any security convertible into or exchangeable for capital stock of the Company;

      (v) all issued and outstanding shares of capital stock of each Subsidiary of the Company (exclusive of the Operating Partnership) have been duly authorized and validly issued and are fully paid and nonassessable, and will not have been issued in violation of or subject to any preemptive right, co-sale right, registration right, right of first refusal or other similar right granted under the laws of the State of Maryland or under the Articles of Incorporation or Bylaws of the Company and are owned by the Company free and clear of any pledge, lien, security interest, encumbrance, claim or equitable interest. To such counsel's knowledge, except as disclosed in the Prospectus, there is no outstanding option, covenant or other right calling for the issuance of, and no commitment, plan or arrangement to issue, any shares of capital stock of any such Subsidiary or any security convertible into or exchangeable for capital stock of any such Subsidiary;

      (vi) the Firm Shares or the Option Shares, as the case may be, to be issued by the Company pursuant to the terms of this Agreement have been duly authorized and, upon issuance and delivery against payment therefor in accordance with the terms hereof, will be duly and validly issued and fully paid and nonassessable, and will not have been issued in violation of or subject to any preemptive right, co-sale right, registration right, right of first refusal or other similar right;

      (vii) all of the outstanding OP Units of the Operating Partnership have been validly issued or created under the agreements forming the Operating Partnership and are owned or held by the persons in the percentage amounts set forth and in the manner described in the Prospectus; the Amended and Restated Agreement of Limited Partnership of the Operating Partnership are each in full force and effect. Except as described in the Registration Statement and the Prospectus, to the knowledge of such counsel, there are no outstanding options, warrants or other rights calling for the issuance of, or any commitment, plan or arrangement to issue, any equity interests in the Operating

    Partnership, or any security convertible into, or exchangeable or exercisable for, any such interests in the Operating Partnership.

      (viii) the Company has the corporate power and authority to enter into this Agreement and to issue, sell and deliver to the Underwriters the Shares to be issued and sold by it hereunder and to consummate the transactions contemplated herein;

      (ix) each of GTA GP, GTA LP and the Operating Partnership has the corporate or partnership power and authority to enter into this Agreement and to consummate the transactions contemplated herein;

      (x) this Agreement has been duly authorized by all necessary corporate or partnership action on the part of the Company, GTA GP, GTA LP and the Operating Partnership, and has been duly executed and delivered by the Company, GTA GP, GTA LP and the Operating Partnership and, assuming due authorization, execution and delivery by the Representatives, is a valid and binding agreement of the Company, GTA GP, GTA LP and the Operating Partnership enforceable in accordance with its terms, except insofar as indemnification provisions may be limited by applicable law and except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or affecting creditors' rights generally or by general equitable principles;

      (xi) each Participating Lease and the Participating Mortgage have been duly authorized, executed and delivered by each of such entities and, assuming the due authorization, execution and delivery by each other party thereto, each Participating Lease and the Participating Mortgage constitutes a valid and binding agreement on the part of such entity, enforceable in accordance with its terms, except as the enforcement thereof may be limited by applicable bankruptcy, insolvency, moratorium or other similar laws relating to or affecting creditors' rights generally or by general equitable principles;

      (xii) the Registration Statement has become effective under the Act and, to such counsel's knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or are pending or threatened under the Act;

      (xiii) the Registration Statement and the Prospectus, and each amendment or supplement thereto (other than the financial statements (including supporting schedules) and financial data derived therefrom as to which such counsel need express no opinion), as of the effective date of the Registration Statement, complied as to form in all material respects with the requirements of the Act and the applicable Rules and Regulations; and each of the documents required to be filed under the Exchange Act (other than the financial statements (including supporting schedules) and the financial data derived therefrom as to which such counsel need express no opinion) complied when filed pursuant to the Exchange Act as to form in all material respects with the requirements of the Act and the Rules and Regulations and the Exchange Act and the applicable rules and regulations of the Commission thereunder;

      (xiv) the information in the Prospectus under the captions "Capital Stock," "Certain Provisions of Maryland Law and the Company's Charter and Bylaws," "Risk Factors," "Federal Income Tax Considerations" and "Shares Available for Future Sale," to the extent that it constitutes matters of law or legal conclusions, has been reviewed by such counsel and is a fair summary of such matters and conclusions; and the form of certificates evidencing the Common Stock and filed as an exhibit to the Registration Statement complies with Maryland law;

      (xv) to such counsel's knowledge, there are no agreements, contracts, leases or documents to which the Company, any Subsidiary, any of the Lessees or Golf Host, or any Prior Owner is a party of a character required to be described or referred to in the Registration Statement or Prospectus or to be filed as an exhibit to the Registration Statement that are not described or referred to therein or filed as required. The descriptions in the Registration Statement and the Prospectus of the contracts, leases and other legal documents therein described insofar as such descriptions constitute summaries of legal matters or legal conclusions, present fairly the information required to be shown; there are no statutes or regulations applicable to the Company, any Subsidiary, any of the Lessees or Golf Host, or any Prior Owner or certificates, permits or other authorizations from governmental regulatory officials or bodies required to be obtained or maintained by any such entity, known to such counsel, of a character required to be disclosed in the Registration Statement or Prospectus which have not been so disclosed and properly described therein;

      (xvi) the performance of this Agreement and the consummation of the transactions herein contemplated will not (a) result in any violation of the charter, bylaws, certificate of limited partnership, or partnership agreement of the Company or any Subsidiary (b) result in a material breach or violation of any of the terms and provisions of, or constitute a default under, any bond, debenture, note or other evidence of indebtedness, or any lease, contract, indenture, mortgage, deed of trust, loan agreement, joint venture or other agreement or instrument required to filed as an exhibit to the Registration Statement, or any applicable statute, rule or regulation known to such counsel or, to such counsel's knowledge, any order, writ or decree of any court, government or governmental agency or body having jurisdiction over the Company or any of the Subsidiaries, or over any of their properties or operations;

      (xvii) no consent, approval, authorization or order of or qualification with any court, government or governmental agency or body having jurisdiction over the Company or any of the Subsidiaries, or over any of their properties or operations is necessary in connection with the consummation by the Company or the Subsidiaries of the transactions herein contemplated, except such as have been obtained under the Act or such as may be required under state or other securities or Blue Sky laws in connection with the purchase and the distribution of the Shares by the Underwriters;

      (xviii) the performance of each of Participating Leases and the Participating Mortgage to which the Company, any Subsidiary, any of the Lessees or Golf Host, or any Prior Owner is a party and the consummation of the transactions therein contemplated will not (a) result in any violation of the charter, bylaws, certificate of limited partnership, partnership agreement or operating agreement of any such entity, or (b) result in a material breach or violation of any of the terms and provisions of, or constitute a default under, any bond, debenture, note or other evidence of indebtedness, or any lease, contract, indenture, mortgage, deed of trust, loan agreement, joint venture or other agreement or instrument required to be filed as an exhibit to the Registration Statement, or any applicable statute, rule or regulation known to such counsel or, to such counsel's knowledge, any order, writ or decree of any court, government or governmental agency or body having jurisdiction over any such entity, or over any of their properties or operations;

      (xix) to such counsel's knowledge, there are no legal or governmental proceedings pending or threatened against the Company, any Subsidiary, any of the Lessees or Golf Host, or any Prior Owner of a character required to be disclosed in the Registration Statement or the Prospectus by the Act or the Rules and Regulations or by the Exchange Act or the rules and regulations of the Commission thereunder other than those described therein;

      (xx) to such counsel's knowledge, neither the Company nor any of the Subsidiaries is presently (a) in violation of its respective charter, bylaws, certificate of limited partnership or partnership agreement or
    (b) in material breach of any applicable statute, rule or regulation known to such counsel or, to such counsel's knowledge, any order, writ or decree of any court or governmental agency or body having jurisdiction over the Company or any of the Subsidiaries, or over any of their properties or operations;

      (xxi) to such counsel's knowledge, except as set forth in the Registration Statement and Prospectus, no holders of Common Stock or other securities of the Company have registration rights with respect to securities of the Company;

      (xxii) the Company is organized in conformity with the requirements for qualification as a REIT pursuant to Sections 856 through 860 of the Code, and the Company's method of operations enables it to meet the requirements for qualification and taxation as a REIT under the Code. The Operating Partnership will be treated as a partnership for federal income purposes and not as a corporation or any association taxable as a corporation;

      (xxiii) the offers and sales of OP Units by the Operating Partnership, and the offers and sales by the Company of shares of Common Stock prior to the effective date of the Registration Statement and the Prospectus, are exempt from the registration requirements of the Act and applicable blue sky laws; and

      (xxiv) the Company, the Operating Partnership and the other Subsidiaries are not now and after the sale of the Shares to be sold hereunder and application of the net proceeds from such sale as described in the Prospectus under the caption "Use of Proceeds," none of them will be, an "investment company," or an entity "controlled" by an "investment company" as such terms are defined in the Investment Company Act of 1940, as amended.

    In addition, such counsel shall state that such counsel has participated in conferences with officials and other representatives of the Company and the Operating Partnership, the Representatives, Underwriters' Counsel and the independent certified public accountants of the Company, at which such conferences the contents of the Registration Statement and Prospectus and related matters were discussed, and although they have not verified the accuracy or completeness of the statements contained in the Registration Statement or the Prospectus, nothing has come to the attention of such counsel that leads them to believe that, at the time the Registration Statement became effective and at all times subsequent thereto up to and on the Closing Date and on any later date on which Option Shares are to be purchased, the Registration Statement and any amendment or supplement thereto (other than the financial statements including supporting schedules and other financial and statistical information derived therefrom, as to which such counsel need express no comment) contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or at the Closing Date or any later date on which the Option Shares are to be purchased, as the case may be, the Registration Statement, the Prospectus and any amendment or supplement thereto (except as aforesaid) contained any untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

    Counsel rendering the foregoing opinion may rely as to questions of law not involving the laws of the United States or the States of California, Delaware and New York upon opinions of local counsel, and as to questions of fact upon representations or certificates of officers of the Company, the Subsidiaries, the Lessees, Golf Host and Prior Owners and of government officials, in which case their opinion is to state that they are so relying and that they have no knowledge of any material misstatement or inaccuracy in any such opinion, representation or certificate and that the form and scope of such opinions are satisfactory to such counsel and that they have no reason to believe that they and you are not justified in relying thereon. Copies of any opinion, representation or certificate so relied upon shall be delivered to you, as Representatives of the Underwriters, and to Underwriters' Counsel.

    (e) You shall have received on the Closing Date and on any later date on which Option Shares are to be purchased, as the case may be, an opinion of Hunton & Williams, in form and substance satisfactory to you, with respect to the sufficiency of all such corporate proceedings and other legal matters relating to this Agreement and the transactions contemplated hereby as you may reasonably require, and the Company, the Subsidiaries, the

Lessees and Golf Host, and the Prior Owners shall have furnished to such counsel such documents as they may have requested for the purpose of enabling them to pass upon such matters.

    (f) You shall have received on the Closing Date and on any later date on which Option Shares are to be purchased, as the case may be, a letter from each of the Accountants addressed to the Underwriters, dated the Closing Date or such later date on which Option Shares are to be purchased, as the case may be, confirming that such Accountants are independent certified public accountants with respect to the Company and the Lessees within the meaning of the Act and the applicable published Rules and Regulations and based upon the procedures described in such letter delivered to you concurrently with the execution of this Agreement (herein called the "Original Letters"), but carried out to a date not more than five (5) business days prior to the Closing Date or such later date on which Option Shares are to be purchased, as the case may be,
(i) confirming, to the extent true, that the statements and conclusions set forth in the Original Letters are accurate as of the Closing Date or such later date on which Option Shares are to be purchased, as the case may be, and
(ii) setting forth any revisions and additions to the statements and conclusions set forth in the Original Letters which are necessary to reflect any changes in the facts described in the Original Letters since the date of such letter, or to reflect the availability of more recent financial statements, data or information. The letters shall not disclose any change in the condition (financial or otherwise), earnings, operations, business or business prospects of the Company and the Subsidiaries considered as one enterprise from that set forth in the Registration Statement or Prospectus, which, in your sole judgment, is material and adverse and that makes it, in your sole judgment, impracticable or inadvisable to proceed with the public offering of the Shares as contemplated by the Prospectus. The Original Letter from each of the Accountants shall be addressed to or for the use of the Underwriters in form and substance satisfactory to the Underwriters and shall (i) represent, to the extent true, that such Accountants are independent certified public accountants with respect to the Company and the Lessees within the meaning of the Act and the applicable published Rules and Regulations, (ii) state that, in such Accountants' opinion, the consolidated financial statements of the Company (with respect to BDO Seidman, LLP) and the Lessees (as applicable to each Accountant) included in the Registration Statement and Prospectus comply as to form in all material respects with the applicable accounting requirements of the Act and the rules and regulations thereunder with respect to registration statements on Form S-11,
(iii) state that the audited financial statements included in the Registration Statement and Prospectus have been audited by such Accountants, that such audits were performed in accordance with generally accepted auditing standards and that such Accountants have delivered an unqualified opinion (which opinion has not been revoked, modified or suspended), that such financial statements have been prepared in accordance with generally accepted accounting principles and present fairly the financial position and results as of and for the periods indicated, (iv) state that such Accountants have performed the procedures set out in Statement on Auditing Standards No. 71 ("SAS 71") for a review of interim financial information for (A) the six months ended June 30, 1997 for the Company and the Lessees (the "Quarterly Financial Statements") reviewed by the Accountants with respect to the Prior Owners, and (B) the year ended

December 20, 1996 for Northgate Country Club (the "Northgate Financials") reviewed by BDO Seidman, LLP, (v) state that in the course of such review, nothing came to their attention that leads them to believe that any material modifications need to be made to any of the Quarterly Financial Statements reviewed by such Accountants or the Northgate Financials reviewed by BDO Seidman, LLP in order for them to be in compliance with generally accepted accounting principles consistently applied across the periods presented, and
(vi) address other matters reasonably requested by you.

    (g) You shall have received on the Closing Date and on any later date on which Option Shares are to be purchased, a certificate of each of the Company, the Operating Partnership, GTA GP and GTA LP, as applicable, dated the Closing Date or such later date on which Option Shares are to be purchased, signed by the Chief Executive Officer and Chief Financial Officer of the Company, GTA GP and GTA LP, and the General Partner of the Operating Partnership, as applicable, to the effect that, and you shall be satisfied that:

     (i) the representations and warranties of the Company, GTA GP, GTA LP and the Operating Partnership in this Agreement are true and correct, as if made on and as of the Closing Date or any later date on which Option Shares are to be purchased, as the case may be, and each of the Company and the Operating Partnership has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Closing Date or any later date on which Option Shares are to be purchased, as the case may be;

     (ii) no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or are pending or, to the best of the Company's knowledge, threatened under the Act;

     (iii) when the Registration Statement became effective and at all times subsequent thereto up to the delivery of such certificate, the Registration Statement and the Prospectus, and any amendments or supplements thereto, contained all material information required to be included therein by the Act and the Rules and Regulations and in all material respects conformed to the requirements of the Act and the Rules and Regulations the Registration Statement, and any amendment or supplement thereto, did not and does not include any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, the Prospectus, and any amendment or supplement thereto, did not and does not include any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and, since the effective date of the Registration Statement, there has occurred no event required to be set forth in an amended or supplemented Prospectus that has not been so set forth; and

      (iv) subsequent to the respective dates as of which information is given in the Registration Statement and Prospectus, there has not been (a) any material adverse change in the condition (financial or otherwise), earnings, operations, business or business prospects of the Company and the Subsidiaries considered as one enterprise, (b) any transaction that is material to the Company and the Subsidiaries considered as one enterprise, except transactions entered into in the ordinary course of business, (c) any obligation, direct or contingent, that is material to the Company and the Subsidiaries considered as one enterprise, incurred by the Company or the Subsidiaries, except obligations incurred in the ordinary course of business, (d) any change in the capital stock or outstanding indebtedness of the Company or any of the Subsidiaries that is material to the Company and the Subsidiaries considered as one enterprise, (e) any dividend or distribution of any kind declared, paid or made on the capital stock of the Company or any of the Subsidiaries or (f) any loss or damage (whether or not insured) to the property of the Company or any of the Subsidiaries that has been sustained or will have been sustained that has a Material Adverse Effect on the Company and the Subsidiaries considered as one enterprise.

    (h) The Company shall have obtained and delivered to you an agreement from Larry D. Young and each officer of the Company, in writing prior to the date hereof that each such person will not, during the Lock-up Period, effect the Disposition of any Securities now owned or hereafter acquired directly by such person or with respect to which such person has or hereafter acquires the power of disposition, otherwise than (i) as a bona fide gift or gifts, provided the donee or donees thereof agree in writing to be bound by this restriction,
(ii) as a distribution to partners or shareholders of such person, provided that the distributees thereof agree in writing to be bound by the terms of this restriction, or (iii) with respect to up to 85% of such Securities (or, solely with respect to the Securities issued to Larry D. Young and his affiliates in connection with the contribution of Golf Courses to the Company concurrent with the Offering, up to a number of securities with a value equal to 85% of the purchase price paid by the Operating Partnership for such Golf Courses) in connection with pledges to secure obligations for borrowed money (provided that BancAmerica Robertson Stephens agrees to execute such agreements in connection therewith as may reasonably be required to effect such borrowings), or (iv) with the prior written consent of BancAmerica Robertson Stephens; provided, that after the expiration of the 18-month period following the effective date of the Registration Statement, the Disposition of up to 50% of the Securities held by such persons shall be permitted. The foregoing restriction shall have been expressly agreed to preclude the holder of the Securities from engaging in any hedging or other transaction which is designed to or reasonably expected to lead to or result in a Disposition of Securities during the Lock-up Period, even if such Securities would be disposed of by someone other than the such holder.
Such prohibited hedging or other transactions would include, without limitation, any short sale (whether or not against the box) or any purchase, sale or grant of any right (including, without limitation, any put or call option) with respect to any Securities or with respect to any security (other than a broad-based market basket or index) that includes, relates to or derives any significant part of its value from Securities. Furthermore, such person will have also agreed and consented to the entry of stop transfer instructions with the Company's transfer agent against the transfer of the Securities held by such person except in compliance with this restriction.

    (i) The Company shall have delivered to the Underwriters satisfactory evidence of the following with respect to each Golf Course:

      (i) a copy of an executed and recordable valid deed therefor, naming either the Operating Partnership or Golf Host as the grantee thereunder, as the case may be;

      (ii) an ALTA Extended Coverage Owner's Policy of Title Insurance (or a commitment to issue such a policy) naming either the Operating Partnership as name insured or Golf Host as the named insured with the Operating Partnership named as the third party beneficiary, as the case may be, and insuring (or committing to insure) that the Operating Partnership or Golf Host, as the case may be, owns fee title to the real property in an amount at least equal to the amounts set forth on [SCHEDULE 3(ac)], which policy (or commitment) shall be issued by a title insurance company reasonably acceptable to the Underwriters (any such person or persons, the "Title Company"), and contain as exceptions to title only the exceptions that counsel for the Underwriters shall have approved (the "Permitted Exceptions"), and any such endorsements to such policy as the Underwriters may reasonably require.

      (iii) a survey of the Golf Course in form satisfactory to the Underwriters and the Title Company in connection with the issuance of an ALTA Extended Coverage Owner's Policy of Title Insurance;

      (iv) policies or certificates of insurance relating to such Golf Course evidencing coverages and in amounts customarily obtained by owners of similar properties;

      (v) UCC, judgment and tax lien searches confirming that the personal property comprising a part of such Golf Course is subject to no Liens other than Permitted Exceptions;

      (vi) copies of such affidavits, certificates and instruments of indemnification as shall reasonably be required to induce the Title Company to issue the policy (or commitment) contemplated in subparagraph (iii) above;

      (vii) a schedule or other written evidence of checks payable to the appropriate public officials in payment of all recording costs and transfer taxes (or checks or wire transfers to the Title Company in respect of such amounts) due in respect of any recording of instruments in connection with the purchase of each Golf Course, together with a check or wire transfer for the Title Company in payment of the Title Company's premium, search and examination charges, survey costs and any other amounts due in connection with the issuance of its policy;

      (viii) if such Golf Course is subject to an existing indenture, mortgage (other than the Participating Mortgage), deed of trust, loan agreement, bond debenture, note agreement or other evidence of indebtedness ("Existing Indebtedness"), an agreement from the holder of such Existing Indebtedness together with any other necessary party indicating such holder's consent to any transactions requiring its consent and effecting any required modifications to the documents evidencing such Existing Indebtedness;

      (ix) if requested by you with respect to a Golf Course, an engineering (structural) report from an engineer or engineers and in a form reasonably satisfactory to you;

      (x) all documentation necessary to effect the transfer of all personal property in connection with such Golf Course to the Operating Partnership or Golf Host, as the case may be, including a bill of sale for the furniture, fixtures and equipment, together with checks payable to the appropriate public officials in payment of all recording costs and transfer taxes (including sales taxes) due in respect of the transfer of such personal property; provided, that such payment may be made out of the proceeds of the Offering;

      (xi)    all documentation regarding the Participating Mortgage; and

      (xii) such other agreements, documents, instruments, reports, articles or evidences of payments properly executed, where applicable, as may be reasonably requested in connection with the transfer of such Golf Course to the Operating Partnership or Golf Host, as the case may be.

    (j) The Shares shall have been listed or approved for listing, subject to official notice of issuance, on the American Stock Exchange.

    (k) The Company, GTA GP, GTA LP and the Operating Partnership shall have furnished to the Representatives such certificates, in addition to those specifically mentioned herein, as you shall have reasonably requested.

    (l) All such opinions, certificates, letters and documents will be in compliance with the provisions hereof only if they are reasonably satisfactory to Underwriters' Counsel. The Company will furnish you with such number of conformed copies of such opinions, certificates, letters and documents as you shall reasonably request.

  7.     OPTION SHARES.

    (a) On the basis of the representations, warranties and agreements herein contained, but subject to the terms and conditions herein set forth, the Company hereby grants to the several Underwriters, solely for the purpose of covering over-allotments in connection with the distribution and sale of the Firm Shares only, a nontransferable option to purchase up to an aggregate of 450,000 Option Shares at the purchase price per share for the Firm Shares set forth in
Section 4 hereof. Such option may be exercised by the Representatives on behalf of the several Underwriters no more than once in whole or in part during the period of thirty (30) days after the date on which the Firm Shares are initially offered to the public, by giving written notice to the Company. The number of Option Shares to be purchased by each Underwriter upon the exercise of such option shall be the same proportion of the total number of Option Shares to be purchased by the several Underwriters pursuant to the exercise of such option as the number of Firm Shares purchased by such Underwriter (set forth in Schedule A hereto) bears to the total number of Firm Shares purchased by the several Underwriters (set forth in Schedule A hereto), adjusted by the Representatives in such manner as to avoid fractional shares.

    Delivery of definitive certificates for the Option Shares to be purchased by the several Underwriters pursuant to the exercise of the option granted by this Section 7 shall be made against payment of the purchase price therefor by the several Underwriters by wire transfer of same-day funds, payable to the order of the Company. In the event of any breach of the foregoing, the Company shall reimburse the Underwriters for the interest lost and any other expenses borne by them by reason of such breach. Such delivery and payment shall take place at the offices of O'Melveny & Myers LLP, 275 Battery Street, San Francisco, California, 94111 (or at such other place as may be agreed upon among the Representatives and the Company), (i) on the Closing Date, if written notice of the exercise of such option is received by the Company at least two (2) full business days prior to the Closing Date, or (ii) on a date which shall not be later than the third (3rd) full business day following the date the Company receives written notice of the exercise of such option, if such notice is received by the Company less than two (2) full business days prior to the Closing Date.

    The certificates for the Option Shares to be so delivered will be made available to you at such office or such other location including, without limitation, in New York City, as you may reasonably request for checking at least one (1) full business day prior to the date of payment and delivery and will be in such names and denominations as you may request, such request to be made at least two (2) full business days prior to such date of payment and delivery. If the Representatives so elect, delivery of the Option Shares may be made by credit through full fast transfer to the accounts at The Depository Trust Company designated by the Representatives.

    It is understood that you, individually, and not as the Representatives of the several Underwriters, may (but shall not be obligated to) make payment of the purchase price on behalf of any Underwriter or Underwriters whose check or checks shall not have been received by you prior to the date of payment and delivery for the Option Shares to be purchased by such Underwriter or Underwriters. Any such payment by you shall not relieve any such Underwriter or Underwriters of any of its or their obligations hereunder.

    (b) Upon exercise of any option provided for in Section 7(a) hereof, the obligations of the several Underwriters to purchase such Option Shares will be subject (as of the date hereof and as of the date of payment and delivery for such Option Shares) to the accuracy of and compliance with the representations, warranties and agreements of the Company, GTA GP, GTA LP and the Operating Partnership herein, to the accuracy of the statements of the Company and officers of the Company, GTA GP, GTA LP and the Operating Partnership made pursuant to the provisions hereof, to the performance by the Company, GTA GP, GTA LP and the Operating Partnership of their respective obligations hereunder, to the conditions set forth in Section 6 hereof, and to the condition that all proceedings taken at or prior to the payment date in connection with the sale and transfer of such Option Shares shall be satisfactory in form and substance to you and to Underwriters' Counsel, and you shall have been furnished with all such documents, certificates and opinions as you may request in order to evidence the accuracy and completeness of any of the representations, warranties or statements, the performance of any of the covenants or agreements of the Company or the satisfaction of any of the conditions herein contained.

  8.     INDEMNIFICATION AND CONTRIBUTION.

    (a) The Company, GTA GP, GTA LP and the Operating Partnership, jointly and severally, agree to indemnify and hold harmless each Underwriter against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject (including, without limitation, in its capacity as an Underwriter or as a "qualified independent underwriter" within the meaning of Schedule E of the Bylaws of the NASD), under the Act, the Exchange Act or otherwise, specifically including, but not limited to, losses, claims, damages or liabilities (or actions in respect thereof) arising out of or based upon
(i) any breach of any representation, warranty, agreement or covenant of the Company, GTA GP, GTA LP or the Operating Partnership herein contained, (ii) any untrue statement or alleged untrue statement of any fact contained in the Registration Statement or any amendment or supplement thereto, or the omission or alleged omission to state therein a fact required to be stated therein or necessary to make the statements therein not misleading, or (iii) any untrue statement or alleged untrue statement of any fact contained in any Preliminary Prospectus or the Prospectus or any amendment or supplement thereto, or the omission or alleged omission to state therein a fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and agrees to reimburse each Underwriter for any legal or other expenses reasonably incurred by it in connection with investigating or defending any such loss, claim, damage, liability or action; PROVIDED, HOWEVER, that the Company, GTA GP, GTA LP and the Operating Partnership shall not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement, such Preliminary Prospectus or the Prospectus, or any such amendment or supplement thereto, in reliance upon, and in conformity with, written information relating to any Underwriter furnished to the Company by such Underwriter, directly or through you, specifically for use in the preparation thereof and, PROVIDED FURTHER, that the indemnity agreement provided in this Section 8(a) with respect to any Preliminary Prospectus shall not inure to the benefit of any Underwriter from whom the person asserting any losses, claims, damages, liabilities or actions based upon any untrue statement or alleged untrue statement of fact or omission or alleged omission to state therein a fact purchased Shares, if a copy of the Prospectus in which such untrue statement or alleged untrue statement or omission or alleged omission was corrected had not been sent or given to such person within the time required by the Act and the Rules and Regulations, unless such failure is the result of noncompliance by the Company with Section 4(d) hereof.

    The indemnity agreement in this Section 8(a) shall extend upon the same terms and conditions to, and shall inure to the benefit of, each person, if any, who controls any Underwriter within the meaning of the Act or the Exchange Act. This indemnity agreement shall be in addition to any liabilities which the Company may otherwise have.

    (b) Each Underwriter, severally and not jointly, agrees to indemnify and hold harmless the Company, GTA GP, GTA LP and the Operating Partnership against any losses, claims, damages or liabilities, joint or several, to which the Company, GTA GP, GTA LP and the Operating Partnership may become subject under the Act or otherwise, specifically including, but not limited to, losses, claims, damages or liabilities (or actions in respect thereof) arising out of or based upon (i) any breach of any representation, warranty, agreement or covenant of such Underwriter herein contained, (ii) any untrue statement or alleged untrue statement of any fact contained in the Registration Statement or any amendment or supplement thereto, or the omission or alleged omission to state therein a fact required to be stated therein or necessary to make the statements therein not misleading, or (iii) any untrue statement or alleged untrue statement of any fact contained in any Preliminary Prospectus or the Prospectus or any amendment or supplement thereto, or the omission or alleged omission to state therein a fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, in the case of subparagraphs (ii) and (iii) of this Section 8(b) to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by such Underwriter, directly or through you, specifically for use in the preparation thereof, and agrees to reimburse the Company, GTA GP, GTA LP and the Operating Partnership for any legal or other expenses reasonably incurred by the Company, GTA GP, GTA LP and the Operating Partnership in connection with investigating or defending any such loss, claim, damage, liability or action.

    The indemnity agreement in this Section 8(b) shall extend upon the same terms and conditions to, and shall inure to the benefit of, each officer of the Company, GTA GP and GTA LP who signed the Registration Statement and each director of the Company, GTA GP and GTA LP and each person, if any, who controls the Company, GTA GP, GTA LP or the Operating Partnership within the meaning of the Act or the Exchange Act. This indemnity agreement shall be in addition to any liabilities which each Underwriter may otherwise have.

    (c) Promptly after receipt by an indemnified party under this Section 8 of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against any indemnifying party under this
Section 8, notify the indemnifying party in writing of the commencement thereof, but the omission so to notify the indemnifying party will not relieve it from any liability that it may have to any indemnified party otherwise than under this Section 8. In case any such action is brought against any indemnified party, and it notified the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it shall elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party; PROVIDED, HOWEVER, that if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to assume such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of the indemnifying party's election so to assume the defense of such action and approval by the indemnified party of counsel, the indemnifying party will not be liable to such indemnified party under this
Section 8 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof unless (i) the indemnified party shall have employed separate counsel in accordance with the proviso to the next preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel (together with appropriate local counsel) approved by the indemnifying party representing all the indemnified parties under Section 8(a) or 8(b) hereof who are parties to such action), (ii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of the action or (iii) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party. In no event shall any indemnifying party be liable in respect of any amounts paid in settlement of any action unless the indemnifying party shall have approved the terms of such settlement; PROVIDED that such consent shall not be unreasonably withheld. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnification could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on all claims that are the subject matter of such proceeding.

    (d) In order to provide for just and equitable contribution in any action in which a claim for indemnification is made pursuant to this Section 8 but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this Section 8 provides for indemnification in such case, all the parties hereto shall contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (after contribution from others) in such proportion so that the Underwriters severally and not jointly are responsible pro rata for the portion represented by the percentage that the underwriting discount bears to the initial public offering price, and the Company, GTA GP, GTA LP and the Operating Partnership are responsible for the remaining portion, PROVIDED, HOWEVER, that (i) no Underwriter shall be required to contribute any amount in excess of the amount by which the underwriting discount applicable to the Shares purchased by such Underwriter exceeds the amount of damages which such Underwriter has otherwise been required to pay and (ii) no person guilty of a fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who is not guilty of such fraudulent misrepresentation. The contribution agreement in this Section 8(d) shall extend upon the same terms and conditions to, and shall inure to the benefit of, each person, if any, who controls any Underwriter, the Company, GTA GP, GTA LP or the Operating Partnership within the meaning of the Act or the Exchange Act and each officer of the Company, GTA GP or GTA LP who signed the Registration Statement and each director of the Company, GTA GP or GTA LP.

    (e) The parties to this Agreement hereby acknowledge that they are sophisticated business persons who were represented by counsel during the negotiations regarding the provisions hereof including, without limitation, the provisions of this Section 8, and are fully informed regarding said provisions. They further acknowledge that the provisions of this Section 8 fairly allocate the risks in light of the ability of the parties to investigate the Company and its business in order to assure that adequate disclosure is made in the Registration Statement and Prospectus as required by the Act and the Exchange Act.

  9. REPRESENTATIONS, WARRANTIES, COVENANTS AND AGREEMENTS TO SURVIVE DELIVERY. All representations, warranties, covenants and agreements of the Company, GTA GP, GTA LP, the Operating Partnership and the Underwriters herein or in certificates delivered pursuant hereto, and the indemnity and contribution agreements contained in Section 8 hereof shall remain operative and in full force and effect regardless of any investigation made by or on behalf of any Underwriter or any person controlling any Underwriter within the meaning of the Act or the Exchange Act, or by or on behalf of the Company, GTA GP, GTA LP or the Operating Partnership or any of their respective officers, directors or controlling persons within the meaning of the Act or the Exchange Act, and shall survive the delivery of the Shares to the several Underwriters hereunder or termination of this Agreement.

  10. SUBSTITUTION OF UNDERWRITERS. If any Underwriter or Underwriters shall fail to take up and pay for the number of Firm Shares agreed by such Underwriter or Underwriters to be purchased hereunder upon tender of such Firm Shares in accordance with the terms hereof, and if the aggregate number of Firm Shares which such defaulting Underwriter or Underwriters so agreed but failed to purchase does not exceed 10% of the Firm Shares, the remaining Underwriters shall be obligated, severally in proportion to their respective commitments hereunder, to take up and pay for the Firm Shares of such defaulting Underwriter or Underwriters.

    If any Underwriter or Underwriters so defaults and the aggregate number of Firm Shares which such defaulting Underwriter or Underwriters agreed but failed to take up and pay for exceeds 10% of the Firm Shares, the remaining Underwriters shall have the right, but shall not be obligated, to take up and pay for (in such proportions as may be agreed upon among them) the Firm Shares which the defaulting Underwriter or Underwriters so agreed but failed to purchase. If such remaining Underwriters do not, at the Closing Date, take up and pay for the Firm Shares which the defaulting Underwriter or Underwriters so agreed but failed to purchase, the Closing Date shall be postponed for 24 hours to allow the several Underwriters the privilege of substituting within 24 hours (including non-business hours) another underwriter or underwriters (which may include any nondefaulting Underwriter) satisfactory to the Company. If no such underwriter or underwriters shall have been substituted as aforesaid by such postponed Closing Date, the Closing Date may, at the option of the Company, be postponed for a further 24 hours, if necessary, to allow the Company the privilege of finding another underwriter or underwriters, satisfactory to you, to purchase the Firm Shares which the defaulting Underwriter or Underwriters so agreed but failed to purchase. If it shall be arranged for the remaining Underwriters or substituted underwriter or underwriters to take up the Firm Shares of the defaulting Underwriter or Underwriters as provided in this Section 11, (i) the Company shall have the right to postpone the time of delivery for a period of not more than seven (7) full business days, in order to effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectus, or in any other documents or arrangements, and the Company agrees promptly to file any amendments to the Registration Statement, supplements to the Prospectus or other such documents which may thereby be made necessary, and (ii) the respective number of Firm Shares to be purchased by the remaining Underwriters and substituted underwriter or underwriters shall be taken as the basis of their underwriting obligation. If the remaining Underwriters shall not take up and pay for all such Firm Shares so agreed to be purchased by the defaulting Underwriter or Underwriters or substitute another underwriter or underwriters as aforesaid and the Company shall not find or shall not elect to seek another underwriter or underwriters for such Firm Shares as aforesaid, then this Agreement shall terminate.

         In the event of any termination of this Agreement pursuant to the preceding paragraph of this Section 10, neither the Company, GTA GP, GTA LP or the Operating Partnership shall be liable to any Underwriter (except as provided in Sections 5 and 8 hereof) nor shall any Underwriter (other than an Underwriter who shall have failed, otherwise than for some reason permitted under this Agreement, to purchase the number of Firm Shares agreed by such Underwriter to be purchased hereunder, which Underwriter shall remain liable to the Company, GTA GP, GTA LP and the Operating Partnership, and the other Underwriters for damages, if any, resulting from such default) be liable to the Company, GTA GP, GTA LP and the Operating Partnership (except to the extent provided in Sections 5 and 8 hereof).

    The term "Underwriter" in this Agreement shall include any person substituted for an Underwriter under this Section 10

  11. EFFECTIVE DATE OF THIS AGREEMENT AND TERMINATION.

    (a) This Agreement shall become effective at the earlier of (i) 6:30 A.M., San Francisco, California time, on the first full business day following the effective date of the Registration Statement, or (ii) the time of the initial public offering of any of the Shares by the Underwriters after the Registration Statement becomes effective. The time of the initial public offering shall mean the time of the release by you, for publication, of the first newspaper advertisement relating to the Shares, or the time at which the Shares are first generally offered by the Underwriters to the public by letter, telephone, telegram or telecopy, whichever shall first occur. By giving notice as set forth in Section 12 before the time this Agreement becomes effective, you, as Representatives of the several Underwriters, or the Company, may prevent this Agreement from becoming effective without liability of any party to any other party, except as provided in Sections 4(j), 5 and 8 hereof.

    (b) You, as Representatives of the several Underwriters, shall have the right to terminate this Agreement by giving notice as hereinafter specified at any time on or prior to the

Closing Date or on or prior to any later date on which Option Shares are to be purchased, as the case may be, (i) if the Company shall have failed, refused or been unable to perform any agreement on its part to be performed, or because any other condition of the Underwriters' obligations hereunder required to be fulfilled is not fulfilled, including, without limitation, any change in the condition (financial or otherwise), earnings, operations, business or business prospects of the Company and the Subsidiaries considered as one enterprise from that set forth in the Registration Statement or Prospectus, which, in your sole judgment, is material and adverse, or (ii) if additional material governmental restrictions, not in force and effect on the date hereof, shall have been imposed upon trading in securities generally or minimum or maximum prices shall have been generally established on The New York Stock Exchange or on the American Stock Exchange or in the over the counter market by the NASD, or trading in securities generally shall have been suspended on either such exchange or in the over the counter market by the NASD, or if a banking moratorium shall have been declared by federal, New York or California authorities, or (iii) if the Company shall have sustained a loss by strike, fire, flood, earthquake, accident or other calamity of such character as to interfere materially with the conduct of the business and operations of the Company regardless of whether or not such loss shall have been insured, or
(iv) if there shall have been a material adverse change in the general political or economic conditions or financial markets as in your reasonable judgment makes it inadvisable or impracticable to proceed with the offering, sale and delivery of the Shares, or (v) if there shall have been an outbreak or escalation of hostilities or of any other insurrection or armed conflict or the declaration by the United States of a national emergency that, in the reasonable opinion of the Representatives, makes it impracticable or inadvisable to proceed with the public offering of the Shares as contemplated by the Prospectus. In the event of termination pursuant to subparagraph (i) above, the Company shall remain obligated to pay costs and expenses pursuant to Sections 4(i), 5 and 8 hereof. Any termination pursuant to any of subparagraphs (ii) through (v) above shall be without liability of any party to any other party except as provided in Sections 5 and 8 hereof.

    If you elect to prevent this Agreement from becoming effective or to terminate this Agreement as provided in this Section 11, you shall promptly notify the Company by telephone, telecopy or telegram, in each case confirmed by letter. If the Company shall elect to prevent this Agreement from becoming effective, the Company shall promptly notify you by telephone, telecopy or telegram, in each case, confirmed by letter.

  12. NOTICES. All notices or communications hereunder, except as herein otherwise specifically provided, shall be in writing and if sent to you shall be mailed, delivered, telegraphed (and confirmed by letter) or telecopied (and confirmed by letter) to you c/o BancAmerica Robertson Stephens, 555 California Street, Suite 2600, San Francisco, California 94104, telecopier number (415) 781-0278, Attention: General Counsel; if sent to the Company, such notice shall be mailed, delivered, telegraphed (and confirmed by letter) or telecopied (and confirmed by letter) to Golf Trust of America, Inc., 190 King Street, Charleston, South Carolina, 29401, telecopier number (803) 768-8300, Attention:
W. Bradley Blair, II, Chief Executive Officer.

  13. PARTIES. This Agreement shall inure to the benefit of and be binding upon the several Underwriters, the Company, GTA GP, GTA LP and the Operating Partnership and their respective executors, administrators, successors and assigns. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any person or entity, other than the parties hereto and their respective executors, administrators, successors and assigns, and the controlling persons within the meaning of the Act or the Exchange Act, officers and directors referred to in Section 9 hereof, any legal or equitable right, remedy or claim in respect of this Agreement or any provisions herein contained, this Agreement and all conditions and provisions hereof being intended to be and being for the sole and exclusive benefit of the parties hereto and their respective executors, administrators, successors and assigns and said controlling persons and said officers and directors, and for the benefit of no other person or entity. No purchaser of any of the Shares from any Underwriter shall be construed a successor or assign by reason merely of such purchase.

    In all dealings with the Company under this Agreement, you shall act on behalf of each of the several Underwriters, and the Company shall be entitled to act and rely upon any statement, request, notice or agreement made or given by you jointly or by BancAmerica Robertson Stephens on behalf of you.

  14. APPLICABLE LAW. This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of New York.

  15. COUNTERPARTS. This Agreement may be signed in several counterparts, each of which will constitute an original.

    If the foregoing correctly sets forth the understanding among the Company, GTA GP, GTA LP, the Operating Partnership and the several Underwriters, please so indicate in the space provided below for that purpose, whereupon this letter shall constitute a binding agreement among the Company, GTA GP, GTA LP, the Operating Partnership and the several Underwriters.

                        Very truly yours,

                             GOLF TRUST OF AMERICA, INC.




                             By
                                  ---------------------------
                                  W. Bradley Blair, II, President and Chief
                                  Executive Officer


                             GOLF TRUST OF AMERICA, L.P.

                             By GTA GP, INC.
                             General Partner


                             By
                                  ----------------------------
                                  W. Bradley Blair, II, President and Chief
                                  Executive Officer


                             GTA GP, INC.


                             By
                                  ----------------------------
                                  W. Bradley Blair, II, President and Chief
                                  Executive Officer


                             GTA LP, INC.


                             By
                                  ----------------------------
                                  W. Bradley Blair, II, President and Chief
                                  Executive Officer

Accepted as of the date first above written:

                                  BANCAMERICA ROBERTSON STEPHENS
                                  A.G. EDWARDS & SONS, INC.
                                  RAYMOND JAMES & ASSOCIATES, INC.
                                  WHEAT, FIRST SECURITIES, INC.
                                  On their behalf and on behalf of each of the several Underwriters named in Schedule A hereto.


                                  BANCAMERICA ROBERTSON STEPHENS


                                  By
                                       ----------------------------
                                       Authorized Signatory

                                      SCHEDULE A


                                                           Number of Firm
                                                                Shares
         Underwriters                                      To Be Purchased
         ------------                                      ---------------

    BancAmerica Robertson Stephens

    A.G. Edwards & Sons, Inc.

    Raymond James & Associates, Inc.

    Wheat First Securities, Inc.


                                                                ---------
    Total..................................................     3,000,000
                                                                ---------
                                                                ---------



                                         -i-